UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BAR HARBOR BANKSHARES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 1, 2024
Dear Bar Harbor Bankshares Shareholders:
I invite you to join me, the Board of Directors of Bar Harbor Bankshares (the “Company”), our Senior Management Team, and your fellow shareholders at our 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. EDT on Thursday, May 16, 2024, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. Our Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed along with the Company’s Annual Report on Form 10-K for year ended December 31, 2023.
Despite new and developing challenges in our industry and throughout the world, our high-touch rural services model, multiple earnings levers, and commitment to risk management have enabled us to stay on strategy in 2023. The coming years will present new potential challenges requiring continued focus, discipline, and strong execution. We have assembled the right teams in the right communities all united through a culture that strives to be a positive earnings outlier throughout Northern New England. I remain confident that Bar Harbor Bank & Trust, led by an experienced Board of Directors and a management team with a proven track record, has the right elements in place to meet varying environments head-on.
Our Board and Senior Management Team are committed to operating the Company as a responsible corporate citizen. We are continuing our work to reduce the environmental impact of our branches and facilities by significantly decreasing our use of paper and decreasing our travel by continuing to embrace remote meeting capabilities with customers and colleagues. While we have made significant progress, we know there is more work to be done, and we will continuously update shareholders on our progress.
Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. You may vote by telephone or Internet, or by completing, signing, dating, and returning the enclosed Proxy Card or Voting Instruction Card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote at the Annual Meeting if they wish to do so. You may submit Internet, telephone, and email votes up until 11:59 p.m. EDT on May 15, 2024 for shares held directly and by 11:59 p.m. EDT on May 13, 2024 for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.
Finally, I would like to thank Martha Dudman and David Woodside for their service and commitment as members of the Board of Directors of the Company for more than 20 years each. Both will retire after their current Board term expires at the Annual Meeting. We value the insights they have shared, especially as the Company has evolved and expanded over the past decade. Ms. Dudman and Mr. Woodside have played important roles in our Board Succession strategies. We will miss their contributions.
On behalf of your Board of Directors, we thank you for trusting us to oversee your investment in the Company.
Sincerely, CURTIS C. SIMARD President and Chief Executive Officer
Bar Harbor Bankshares   •   82 Main Street   •   Bar Harbor, Maine 04609

About Us

Forbes 2023

WORLD'S BEST BANKS

POWERED BY STATISTA

We are Proud to Be Recognized by Forbes
We are Fostering Sustainable Communities through Responsible Financial Commitments
As a community bank, we recognize that we and our investors are successful when our customers prosper. We make significant investments in technology, our people, and branches. Our more than 50 branches are staffed by friendly, knowledgeable bankers who are driven by their desire to help their customers achieve their goals.
$68M	428	85%	40%	65%
invested in small business loan origination with 464 total loans	organizations supported through charitable giving efforts	of employees provided funds to support charitable giving efforts	of members on our Board of Directors are women	of our management consists of women
100%	$257K	72%
employee ethics training, completed annually	in employee contributed charitable giving through the program Casual for a Cause (since inception)	of the Bar Harbor Bankshares workforce consists of women
$692K	6,267 hours	100%
committed to nonprofits & educational organizations	of employee volunteer time at various organizations with 24 hours of paid volunteer time annually	of operations reviewed internally to support an environmentally conscious approach
Information provided as of December 31, 2023

To learn more about our Environmental, Social and Governance practices, please visit our dedicated webpage at: www.barharbor.bank/about-us/esg or scan the QR code provided. The information on our website, including our Environmental, Social and Governance practices, is not incorporated by reference or otherwise made a part of this proxy statement.

Notice of Annual Meeting of Shareholders
WHEN: 10:00 a.m., EDT, Thursday, May 16, 2024	WHERE: Bar Harbor Club 111 West Street Bar Harbor, Maine	RECORD DATE: March 8, 2024
ITEMS OF BUSINESS:
This 2024 annual meeting of shareholders or any adjournments or postponements thereof (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) is being held for the following purposes:
PROPOSAL NUMBER		BOARD RECOMMENDATION	PAGE REFERENCE
1	To elect 10 persons to serve as directors for a term of one year	Vote FOR ALL	17
2	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers	Vote FOR	54
3	To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024	Vote FOR	55
To transact such other business as may properly come before the Annual Meeting.
PROXY VOTING:
Your vote is important. You may vote your shares:
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Over the Internet at www.proxyvote.com

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By telephone at 1-800-690-6903

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By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)

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At the Annual Meeting, in person

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By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717

We urge you to promptly vote your shares. Submitting a proxy card will not prevent you from participating in the Annual Meeting and voting in person.
ANNUAL MEETING ADMISSION:
For security reasons, a picture ID will be required if you attend the Annual Meeting in person. If your shares are not registered in your name, appropriate documentation from the shareholder of record is required to vote at the Annual Meeting. Examples include a broker’s statement, letter or other document that confirms your beneficial ownership of the shares. If shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by that party. We may refuse admission to anyone who is not a Company shareholder or does not comply with these requirements.
A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of the Company on or before April 3, 2024 and will remain available for inspection throughout the Annual Meeting.
By Order of the Board of Directors Kirstie A. Carter, Corporate Clerk April 1, 2024
The deadline for transmitting Internet, telephone, and email voting is 11:59 p.m. EDT on May 15, 2024 for shares held directly and by 11:59 p.m. EDT on May 13, 2024 for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.

The Notice of Annual Meeting, proxy statement and proxy card were first mailed to our shareholders on or about April 1, 2024.

PROXY STATEMENT VOTING ROADMAP
PROXY STATEMENT VOTING ROADMAP
This proxy statement voting roadmap highlights certain information contained elsewhere in this proxy statement for the 2024 annual meeting of shareholders or any adjournments or postponements thereof (the “Annual Meeting”) of Bar Harbor Bankshares (“BHB,” the “Company,” “we,” “our” or similar terms). This voting roadmap does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
PROPOSAL 1	PAGE 17	Our Board of Directors (the “Board” or the “Board of Directors”) Recommends a Vote FOR EACH of the following Director Nominees.
ELECTION OF DIRECTORS
DAINA H. BELAIR	MATTHEW L. CARAS, JD	DAVID M. COLTER	LAURI E. FERNALD
HEATHER D. JONES	DEBRA B. MILLER	BRIAN D. SHAW	CURTIS C. SIMARD
KENNETH E. SMITH	SCOTT G. TOOTHAKER

2024 PROXY STATEMENT

PROXY STATEMENT VOTING ROADMAP
PROPOSAL 2	PAGE 54	Our Board Recommends a VOTE FOR
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
To hold a non-binding advisory vote approving the compensation of our named executive officers.
PROPOSAL 3	PAGE 55	Our Board Recommends a VOTE FOR
RATIFICATION OF THE 2024 INDEPENDENT AUDITOR
To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
Record Date. You are entitled to notice of and to vote at the Annual Meeting if you held of record shares of our common stock at the close of business on March 8, 2024. On that date, 15,185,021 shares of common stock were issued and outstanding for purposes of the Annual Meeting.
Voting Rights. Each share of common stock is entitled to cast one vote for each matter to be voted on at the Annual Meeting. Cumulative voting is not permitted.
Voting Methods:
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Over the Internet at www.proxyvote.com

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By telephone at 1-800-690-6903

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By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)

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At the Annual Meeting, in person

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By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717

Voting by Proxy. If a proxy card is properly executed, returned to BHB and not revoked, the shares represented by the proxy card will be voted in accordance with the instructions set forth on the proxy card. If you are a shareholder of record and you return a signed and dated proxy card without marking any voting selections, the shares represented will be voted (i) “For” each of the Board nominees named in this proxy statement (the “Director Nominees”), (ii) “For” the non-binding advisory vote approving the compensation of our named executive officers (the “NEOs” or the “Named Executive Officers”) and (iii) “For” the ratification of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For participants in Bar Harbor Bankshares’s 401(k) Plan (the “Plan”), the Plan trustee shall vote the shares for which it has not received voting direction from the Plan participants utilizing the same voting percentages derived from the Plan participants who did direct how their shares are to be voted.
If your shares are held by your broker, bank, or other agent as your nominee, you will need to obtain a proxy card from the organization that holds your shares and follow the instructions on that form regarding how to instruct your broker, bank, or other agent to vote your shares. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on “routine” proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner (“broker non-vote”). Proposals 1 and 2 are considered a non-routine matter, and Proposal 3 is considered a routine matter. Therefore, your broker only has discretionary authority to vote your shares with respect to Proposal 3. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1 and 2. Although broker non-votes are counted as shares that are present at the Annual Meeting and entitled to be cast for purposes of determining the presence of a quorum, they will not be counted as votes cast and will not have any effect on voting for a non-routine proposal presented at the Annual Meeting.
The Board at present knows of no other business to be brought before the Annual Meeting. However, persons named in the proxy, or their substitutes, will have discretionary authority to vote on any other business which may properly come before the Annual Meeting and will vote the proxies in accordance with the recommendations of the Board.
You may attend the Annual Meeting even though you have executed a proxy. You may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of BHB, by delivering a subsequent dated proxy, by voting by telephone or online through the Internet on a later date, or by attending the Annual Meeting and voting in person.
Quorum and Voting Requirements and Counting Votes. The presence at the Annual Meeting, either in person or by proxy, of the holders of not less than a majority of the shares of common stock entitled to be cast on such matter will constitute a quorum. Shareholders who attend the Annual Meeting may revoke their

2024 PROXY STATEMENT

PROXY STATEMENT VOTING ROADMAP
proxy and vote at the Annual Meeting if they choose to do so. There were 15,185,021 shares of common stock outstanding and entitled to vote at the Annual Meeting on the record date. Therefore, a quorum will be present if 7,592,511 shares are present in person or represented by executed proxies timely and properly received by us at the Annual Meeting. Withheld, abstentions, and broker non-votes will be counted as being present or represented at the Annual Meeting for the purpose of establishing a quorum. If there is no quorum, the holders of a majority of shares of common stock present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
The affirmative vote of a plurality of the votes duly cast is required for the election of each director in Proposal 1. Proposals 2 and 3 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes, if applicable, are not counted as votes cast on any matter to which they relate and will have no impact on the outcome of any matter except for quorum purposes.

Voting Requirements Summary Table
The following table sets forth, among other things, the vote required for approval of each of the proposals to be presented at the Annual Meeting:
Proposal	Voting Options	Vote Required for Approval	Impact of Withhold or Abstentions (as applicable)	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of Director Nominees	FOR WITHHOLD	Director Nominees receiving the highest number of FOR votes are elected. If Director Nominees are unopposed, election requires only a single vote FOR or more.	Withheld votes have no effect; not treated as a vote cast, except for quorum purposes	No	No effect
Say-on-Pay	FOR AGAINST ABSTAIN	More FOR votes than AGAINST votes	Abstention votes have no effect; not treated as a vote cast, except for quorum purposes	No	No effect
Ratification of Independent Registered Public Accounting Firm	FOR AGAINST ABSTAIN	More FOR votes than AGAINST votes	Abstention votes have no effect; not treated as a vote cast, except for quorum purposes	Yes	As this proposal is considered routine under the NYSE American LLC (“NYSE American”) rules, there will be no broker non-votes on this proposal

2024 PROXY STATEMENT

Environmental, Social and Governance
Environmental, Social and Governance
Our Environmental, Social and Governance (“ESG”) practices embody our commitment to the people and places we serve. Through these principled business practices, we remain committed and connected to our recognized corporate culture of positively impacting society.
In early 2023, we published our third annual ESG Report (the “ESG Report”), which highlights our progress on a variety of ESG topics and is aligned with the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) frameworks. The ESG Report guides our strategies and reporting as we continue to move forward on our ESG journey. Following the core values that drive our culture, actions and behaviors, we believe these core values, both inside and outside of the workplace, are fundamental in everything we do. This sets us apart and allows us to achieve our goals of generating consistent value for our customers, employees, communities and shareholders. Our 2023 ESG Report can be found on our dedicated ESG webpage: www.barharbor.bank/about-us/esg.
The information on our website, including our ESG Report, is not incorporated by reference or otherwise made a part of this proxy statement.
ESG Oversight
In 2021, we formed a dedicated Environmental, Corporate Social Responsibility, and Governance Committee (“ESGC”), to provide leadership, oversight, and guidance in assisting us to further develop our action plans with regard to:
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Environmental Sustainability

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Health and Safety

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Corporate Social Responsibility

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Corporate Governance

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Reputation

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Diversity

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Equity and Inclusion

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Community Issues

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Political Contributions

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Lobbying

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Other public policy matters relevant to the Company

In 2023, the ESGC met twice to discuss emerging topics and guide the next steps of our plan. While the ESGC is co-chaired by our Chief Human Resources Officer and Corporate Clerk & Director of ESG, our Chief Executive Officer (“CEO”) has the ultimate responsibility of reporting ESG initiatives to our Board.
The Governance Committee of our Board (the “Governance Committee”) provides the ultimate oversight and direction of all
ESG related matters, including the activities of the ESGC, and has a standing agenda item to discuss ESG at every meeting held. This dedicated ESGC is structured as a sub-committee of our Enterprise Risk Management Committee and aligns with the Board’s Risk Committee for additional guidance. Our Board is engaged and invested at all levels in the long-term sustainability of our business and in fulfilling our shareholder interests.
Our Employees
We strive to create and maintain an employment environment that attracts and rewards the best talent available, encouraging diversity in hiring practices in the communities in which we do business. We provide competitive compensation and benefits to our employees, and we offer opportunities through training and development. We are committed to maintaining a workplace where all employees feel valued for their contributions and are fully engaged with our business. We believe that a workforce bringing together diverse perspectives, ideas and experiences based on competencies leads to stronger financial performance and retention of the best talent.
Our Communities
Our strong commitment to our communities is underscored in our brand promise:
Bar Harbor Bank & Trust is a true community bank. We recognize, appreciate, and support the unique people and culture in the places we call home.
We share these commitments during the onboarding experience for our new employees and through volunteer opportunities in the communities we serve. In addition to many volunteer hours dedicated, we proudly promote a higher quality of life in the communities we serve and encourage our employees to participate in a charitable fund distributed throughout our region. We also support our employees volunteering their time and talents in the communities where they live and work. We provide paid time off to specifically serve in the community. This community involvement is part of our required brand behaviors and is incorporated into our annual performance reviews.
Environmental Sustainability
We recognize that climate change is a critical challenge with global impacts. Despite limited exposure in the companies and industries we invest in, we understand that climate-related risks can have far-reaching implications for our Company and portfolios. We are committed to continue understanding our carbon footprint and what impacts we have on the climate.
As part of our ongoing commitment to sustainability and responsible investing, we are dedicated to proactively managing climate-related risks and opportunities. As part of this commitment, we are taking concrete steps to enhance our climate strategy. We are actively analyzing our greenhouse gas

2024 PROXY STATEMENT

Environmental, Social and Governance
emissions, enabling us to better understand our impacts on climate change. This measurement will help us to identify areas for improvement with the intent to help reduce our carbon footprint.
We will also strive to better understand the climate-related risks and opportunities across our operations and investment portfolios. By assessing potential impacts comprehensively, we can develop a cohesive strategy that not only safeguards our business but also aligns with global efforts to address climate change.
We have strengthened our Board and management’s oversight of climate-related risks and opportunities and will work to formalize this moving forward. As we continue to develop our climate approach, we will aim to strengthen our reporting in line with the Task Force on Climate-Related Financial Disclosures (TCFD) recommendations.
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TCFD aligned disclosures

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Climate oversight

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Climate risk & opportunities

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Climate-related strategies

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Metrics & targets (if available)

ESG Investment Capabilities
Our wealth management subsidiary, Bar Harbor Wealth Management (“BHWM”), provides expert guidance to a wide array of clients. Our central investment process aligns with sustainable investing as it focuses on investing in quality, well-managed companies that illustrate leadership over their peers. ESG analysis helps uncover both additional investment opportunities and hidden risks, which is why we incorporated ESG performance ratings into our investment process. We recognize that ESG can generate competitive financial returns while also having a positive societal impact. We offer ESG strategies to our clients, including institutional clients and individual investors. These strategies include investing in companies fostering positive social and environmental impacts. We feel ESG principles are at the forefront of successful sustainable growth investing. Our BHWM employees are also at the forefront of this movement. Among the numerous credentials our wealth management employees possess is the Chartered SRI Counselor™ designation. This extensive training gives investment professionals the knowledge of history, definitions, trends, portfolio construction principles, fiduciary responsibilities, ethical and responsible business practices, and best practices for sustainable, responsible, and impact (SRI) investments. The SRI designation is difficult to achieve with few individuals in our markets reaching this pinnacle.
Social
We recognize, appreciate, and support the unique people and culture in the places we call home. When people bank with us, they can expect superior service from bankers who are as passionate about their goals as they are. We believe: Good things happen when we work together.
The Company encourages and supports the personal and professional development of its employees, and recognizes its responsibility to be an active participant and advocate for community growth and prosperity.
Strengthening the communities we call home is an essential part of our business model. By bolstering the social and economic health and well-being of the communities we serve, we help our customers and colleagues thrive and deliver better results as an organization. Bar Harbor Bank & Trust recognizes, and is committed to, our duty to ensure equal employment opportunity for all employees and applicants for employment.
Access to Underserved and Low-Income Groups
Our commitment to ensuring our financial products are accessible to all and we are meeting the credit needs of our low- to moderate-income customers is reflected in our positive history of Community Reinvestment Act (CRA) ratings over more than three decades.
We have designed and offer various financial products designed to increase access to banking services for underserved groups, including:
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Accounts with no or low monthly fees for those just getting started or looking to re-establish a banking relationship after past challenges. Our Simple Checking product is available with no monthly service charge and also makes Free Online Banking and Free Bill Pay available.

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A variety of overdraft protection options to help customers lessen the financial impact

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An offsite banking program where we bring the opportunity to open accounts to the workplace; which allows our bankers to work with businesses to host account-opening events where employees can easily open an account without leaving their workplace

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A branch and ATM network of over 50 locations in three state;

In addition to efforts to increase banking accessibility for all customers, we are committed to ensuring that product and service information is accurate, comprehensive, and easy to understand. All materials are reviewed to ensure that they comply with legal and regulatory requirements.
As a risk management-focused organization, we are attentive to the changes and challenges our customers face. By working together, we help customers achieve their financial goals. Our collaborative approach to banking relationships helps our customers understand we are working together.
Human Capital Management
Our ability to attract and retain the best diverse talent while sustaining and deepening our current employees’ relationship is critical to maintaining our best-in-class customer experience. We are also committed to supporting, developing, and encouraging employees to engage within our communities.
We invest in our employees and continuously encourage them to build the skills they need to become even more valuable team members. We also identify opportunities for employees to take on challenging and intriguing work to advance their career goals and transition into new roles as the banking industry evolves. Developing programs aligned with employee skills and

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Environmental, Social and Governance
capabilities is critical to our organization’s success and creates robust development opportunities supported by our leaders at every level. To facilitate the promotion of diverse talent internally, we guarantee equal access to training, development opportunities, and tuition reimbursement.
Diversity & Inclusion
We strive to ensure that our teams reflect the communities we serve. Each employee shares responsibility for creating and maintaining an environment of mutual respect and support. We maintain a culturally focused work force that demonstrates respect for the individuality of employees, customers, and prospective clients.
We are committed to providing equal employment opportunity for all employees and applicants for employment in all terms and all personnel activities, such as the recruitment, selection, training, compensation, benefits, discipline, promotion, transfer, layoff, and termination processes.
Our Human Resources department and management work together on making pay and promotional decisions to ensure that decisions are made based on job responsibilities, qualifications, and experience. Annually, BHBT conducts an analysis of its compensation systems to evaluate the impact of those systems on women and minorities. This analysis includes two tailed t-test, anova, and cohort methods and evaluates based on job title and job group.
Governance
We are committed to assuring and maintaining transparent governance through best board governance practices, which are subject to continuous review. We maintain strong risk oversight in management and at the Board-level. We have ongoing dialogue with our shareholders, regulators, customers and employees. Our Board embodies diversity, inclusion and mutual respect with a wide variety of business expertise.
We believe operating our business responsibly and ethically puts us in a position to address the interests of our stakeholders while also creating long-term value for our shareholders. We remain focused on continuing to advance these programs and making a positive, sustainable impact on the communities in which we live and conduct our business.

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Corporate Governance
Corporate Governance
Board Committees
We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes active, objective and independent oversight of management is central to:
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effective Board governance

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serving the best interests of our Company and our shareholders

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executing our strategic objectives

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creating long-term shareholder value

Our Board has adopted rigorous governance practices and procedures focused on our corporate growth in accordance with the Investor Stewardship Group’s (the “ISG”) Corporate Governance Principles for U.S. Listed Companies. In addition, to maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with our senior management team, as well as principal advisors including our legal counsel, auditors, consultants and financial advisors.
Board Leadership Structure
The position of Chairman of the Board is currently held by David Woodside; however, Mr. Woodside, will retire from the Board at the Annual Meeting due to the mandatory retirement age. A new chairman of the Board will be selected from the remaining independent Directors that are elected to the Board. Curtis Simard serves as President and Chief Executive Officer. This leadership structure allows Mr. Simard to focus on our operations and business strategy, while Mr. Woodside provides independent leadership for the Board. In addition to management oversight, Mr. Woodside sets the agenda for Board meetings, allowing other directors to raise issues and concerns for Board consideration.
The Board leadership structure is guided by the Governance Committee, which recommends a slate of director nominees and continuing directors consistent with the criteria approved by the Board to the full Board for election at each annual meeting of shareholders. The Governance Committee is keenly focused on the character, integrity, diversity and qualifications of the Board’s members, as well as the Board’s leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time but will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.
All of the Director Nominees are considered “independent directors” under the corporate governance standards set forth in the NYSE American Company Guide or the NYSE American Rules, except for Mr. Simard, our President and CEO. The Chairman of the Board is considered an “independent director.” Mr. Simard does not serve as a Chair of any Board committee, nor is he a member of the Board’s Audit, Compensation and Human Resources, or Governance Committees. Our Governance Committee nominates an independent director to serve in the Chairman’s role for election by the entire Board. The independent directors meet regularly, as they deem appropriate, in executive session immediately after Board meetings to help ensure Board independence and oversight of organizational activities.
The Audit Committee of the Board (the “Audit Committee”) meets periodically and receives reports from our independent registered public accounting firm, our independent loan review consultants, and the internal audit team. Our internal auditor conducts a risk assessment audit review and provides audit findings periodically to the Audit Committee.
Role of the Chairman
The Chairman of the Board presides over the meetings of the Board and performs duties as may be assigned, including:
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Presiding at all meetings of the Board, including all executive sessions of the independent directors

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Serving as principal liaison between the President and CEO and the independent directors

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Approving agendas for Board meetings

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Approving information to be presented to the Board

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Approving the schedule of meetings of the Board to ensure there is sufficient time for discussion of agenda items

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Calling meetings of the entire Board or the independent directors as needed

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Participating in consultations and direct communications with major shareholders and their representatives as appropriate

Risk Oversight
Our Board recognizes the importance of maintaining the trust and confidence of our shareholders, customers, and employees. The Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with our management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, Model Validations, and Trust Operations. The Board regularly discusses risk management practices with senior management.

2024 PROXY STATEMENT

Corporate Governance
Board Risk Committee
The current Board Risk Committee of the Board (the “BRC”) is comprised of the following directors: Matthew Caras, David Colter, Lauri Fernald, Debra Miller, Brian Shaw, Curtis Simard, Kenneth Smith, Scott Toothaker, and David Woodside. Mr. Smith serves as Chair. BRC members are appointed by the Board and oversees the risk governance structure.
Risk assessment and risk management are the responsibility of our senior management team. The BRC is responsible for oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program and is administered by the Bar Harbor Bank & Trust’s (the “Bank” or “BHBT”) Chief Risk Officer. As part of the Enterprise Risk Management Program, information from the Bank’s business lines is regularly collected and analyzed to identify, monitor, track, and report various risks within the organization.
Key responsibilities include, but are not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, data and cybersecurity risk, compensation risk, reputational risk, and compliance risk.
The BRC meets at least monthly and receives regular presentations and reports throughout the year on data, cybersecurity and information security risk from management. These presentations and reports address a broad range of topics including updates on technology trends, regulatory developments, legal issues, policies and practices, the external threat environment, both internal and independent vulnerability assessments results, and specific and ongoing efforts by management to prevent, detect, and respond to internal and external critical threats. In addition, the BRC oversees the reporting of the Company’s material risks from cybersecurity threats, management’s process to monitor, detect, mitigate, and remediate cybersecurity incidents, and the Company’s disclosure of any cybersecurity incident deemed material and such materiality determination will be made by the BRC) as required by the U.S. Securities and Exchange Commission (the “SEC”) or any other governmental authority, as applicable.
In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, compliance developments, fraud trends, customer complaints and other significant incidents. In 2023, the BRC held a total of 12 meetings. Our state-of-the-art information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The BRC shares our goal that each employee is responsible for information security, data security, and proven cybersecurity practices.
The BRC also sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $5 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management’s quarterly assessment of the adequacy of the allowance for credit losses. The BRC, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by our internal audit team to assist in their on-going assessment of credit risk.
Compensation and Human Resources Committee
The Compensation and Human Resources Committee of the Board (the “Compensation and Human Resources Committee”) manages executive officer and director compensation, including incentive compensation risk. The Compensation and Human Resources Committee has engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to provide competitive market data and research into compensation best practices to guide the decisions of the Compensation and Human Resources Committee. The Compensation and Human Resources Committee reviews compensation matters with the assistance of our BRC. These results are reviewed by the Board to ensure incentive plans for executive management and other officers discourage excessive risk-taking. The Compensation and Human Resources Committee administers the Company’s Incentive-Based Compensation Recovery Policy (the “Clawback Policy”) ensuring that the Clawback Policy complies with all applicable rules and regulations.
In 2023, the Compensation and Human Resources Committee held a total of five meetings.

2024 PROXY STATEMENT

Corporate Governance
Board Committees
Our Board has five standing committees—Executive, Audit, Compensation and Human Resources, Governance, and BRC. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.barharbor.bank under the Shareholder Relations page. The BRC is discussed on page 8.
Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

Executive Committee Key Responsibilities	Audit Committee Key Responsibilities

•
Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board

•
Committee members appointed by the Board after the annual meeting of shareholders

Members: Daina Belair, Matthew Caras, David Colter, Lauri Fernald, Curtis Simard, Kenneth Smith and David Woodside (Chair)
2023 Meetings: 1

•
Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm

•
Assists the Board in fulfilling its oversight responsibilities with respect to (1) the financial information to be provided to shareholders and the SEC; (2) the review of quarterly financial statements; (3) the system of financial reporting controls management as established; and (4) the internal audit, external audit, and loan review processes

•
Oversees compliance with all legal and regulatory requirements

•
Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications
•
All Audit Committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

•
All Audit Committee members are financially literate in accordance with the NYSE American listing standards

•
At least one Audit Committee member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities and will otherwise qualify as an “audit committee financial expert” as defined by applicable SEC rules. Mssrs. Colter and Toothaker qualify as Audit Committee Financial Experts.

Members: Daina Belair, Debra Miller, Brian Shaw, Scott Toothaker and David Colter (Chair)
2023 Meetings: 4
See Appendix A for the Report of the Audit Committee.

2024 PROXY STATEMENT

Corporate Governance
Compensation and Human Resources Committee Key Responsibilities	Governance Committee Key Responsibilities

•
Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans

•
Administers the Clawback Policy ensuring that the Clawback Policy complies with all applicable rules and regulations

•
Approves, or recommends the CEO’s compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation

•
Recommends director compensation for Board approval

•
Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, executive officers and other senior management

•
Reviews human capital management practices

•
Prepares and reviews its report on executive compensation to be included in our proxy statement or Annual Report on Form 10-K

Independence/Qualifications
•
All committee members are independent under the NYSE American listing standards and the rules and regulations of the SEC, including Rule 10C-1(b)(1) of the Exchange Act

Members: Matthew Caras, David Colter, Kenneth Smith, David Woodside and Lauri Fernald (Chair)
2023 Meetings: 5
Further information regarding the Compensation and Human Resources Committee can be found in this proxy statement beginning under the caption “Role of the Compensation and Human Resources Committee” on page 36 and “Risk Oversight—Compensation and Human Resources Committee” on page 8.

•
Oversees the Board’s governance processes

•
Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year

•
Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board

•
Recommends the size and composition of the Board

•
Recommends committee structure and membership

•
Sponsors new director orientation and education

•
Reviews and assesses shareholder input and our shareholder engagement process; provides shareholder feedback to the full Board

•
Oversight for all ESG-related matters

Independence/Qualifications
•
All committee members are independent under the NYSE American listing standards and the applicable rules and regulations of the SEC

Members: Daina Belair, Martha Dudman, Lauri Fernald, David Woodside and Matthew Caras (Chair)
2023 Meetings: 4

Board Risk Committee
Key Responsibilities
•
Oversees risk governance structure

•
Reviews risk management, risk assessment guidelines, policies regarding market, credit, operations, liquidity, funding, reputation, compliance

•
Reviews enterprise risk, as well as other risks as necessary to fulfill the BRC’s oversight duties and responsibilities

•
Oversees the reporting of the Company’s material risks from cybersecurity threats, management’s process to monitor, detect, mitigate, and remediate cybersecurity incidents, and the Company’s disclosure of any cybersecurity incident deemed material as required by the SEC or any other governmental authority, as applicable

•
Approval mechanism for all loan relationships >$5 million

Independence/Qualifications
•
All committee members (besides Curtis Simard) are independent under the NYSE American listing standards

•
Reviews risk appetite and tolerance

•
Oversees capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, BHBT

Members: Matthew Caras, David Colter, Lauri Fernald, Debra Miller, Brian Shaw, Curtis Simard, Scott Toothaker, David Woodside and Kenneth Smith (Chair)
2023 Meetings: 12
Further information regarding the BRC can be found in this proxy statement beginning under the caption “Risk Oversight—Board Risk Committee” on page 8.

2024 PROXY STATEMENT

Corporate Governance
Compensation and Human Resources Committee Interlocks and Insider Participation
No member of our Compensation and Human Resources Committee (i) is or has ever been an employee of the Company or our Bank, (ii) was, during the last completed fiscal year, a participant in any related-party transaction requiring disclosure under “Certain Relationships and Related-Party Transactions,” except with respect to loans made to such Compensation and Human Resources Committee members in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties or (iii) had, during the last completed fiscal year, any other interlocking relationship requiring disclosure under applicable SEC rules.
Other Risk Oversight Committees
A network of management oversight committees has been established to assist our Board in fulfilling its risk management responsibilities. These oversight committees have the delegated authority and specific duties to execute our risk management policy. Specifically, the committees listed below are responsible for the ongoing identification, measurement, monitoring, and management of risk.
•
Enterprise Risk Management Committee is responsible for reviewing and recommending for approval risk mitigation strategies, risk acceptance, as well as ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans. This committee ensures our company has an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements, and customer experiences.
•
Management Loan Committee oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. This committee meets regularly and can approve aggregate loan exposure for borrowers up to $5 million.

•
Information Technology & Operations Steering Committee is responsible for developing and implementing our technology and operations strategies. This committee manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank’s project management practices, and ensures the organization’s operational objectives are achieved in a safe and sound manner.

•
Asset Liability Management Committee is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels, as well as developing strategies governing the effective management of our balance sheet and income statement.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team, as well as the Board to adequately evaluate compliance with our risk management programs and policies.

2024 PROXY STATEMENT

Corporate Governance
ISG Corporate Governance Framework
We follow the Investor Stewardship Group (“ISG”) Corporate Governance Framework for U.S. Listed Companies. The ISG principles and our corresponding practices are as follows:
Principle 1: Boards are accountable to shareholders
•
All Directors are elected annually

•
We have proxy access with market terms

•
We have robust corporate governance disclosures

•
We have responded to all shareholder proposals that received majority support

Principle 2: Shareholders should be entitled to voting rights in line with their economic interest	• Each shareholder gets one vote per share on all matters
Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives
•
We have a robust shareholder engagement program to discuss our business, corporate governance, executive compensation, and sustainability practices

•
Our Board considers the feedback received from shareholder engagement when structuring governance, compensation, and sustainability practices

Principle 4: Boards should have a strong independent leadership structure
•
The Chair of the Board is an independent, non-executive Director with a robust oversight role that has clearly defined duties that are disclosed to shareholders

•
Each Committee of the Board is chaired by an independent Director

•
The Board leadership structure is considered at least annually

Principle 5: Boards should adopt structures and practices that enhance their effectiveness
•
Excluding our CEO, 100% of our Board is independent

•
The Board regularly reviews Director skills with a commitment to Director refreshment to ensure the Board meets the Company’s evolving oversight need

•
Each committee of the Board has an extensive detailed charter outlining the committee’s duties and responsibilities

•
Board members have complete access to Company officers and counsel and may retain outside counsel, financial or other advisors as the Board deems appropriate

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
The Compensation and Human Resources Committee annually reviews and approves incentive compensation program design, goals, as well as including a peer comparable analysis and objectives for alignment with compensation and BHB’s business strategies

2024 PROXY STATEMENT

Governance Procedures and Related Matters
Governance Procedures and Related Matters
Code of Conduct and Business Ethics
Our Code of Conduct and Business Ethics (“Code of Conduct”) applies to all our directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. The Code of Conduct establishes standards for behavior, including standards specific to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of our customers’ information, and public and financial disclosure.
Our Code of Conduct also provides clear guidance on reporting concerns or offenses. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes-Oxley Act of 2002 and NYSE American listing standards.
The Company intends to disclose any amendments to, or waivers from, the Code of Conduct or the Code of Ethics for Senior Financial Officers that are required to be disclosed pursuant to Item 5.05 of Form 8-K on our website at www.barharbor.bank/about-us/shareholder-relations/governance. Information contained on our website is not incorporated by reference into this proxy statement.
Securities and Insider Trading Policy
We maintain a Securities and Insider Trading Policy that applies to all our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, or even the appearance of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of this policy is available on our website at www.barharbor.bank/about-us/shareholder-relations/governance. Information contained on our website is not incorporated by reference into this proxy statement.
Prohibition on Hedging
Our Securities and Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.
Clawback Policy
BHB maintains a policy required by the rules of the NYSE American and the SEC providing that, subject to certain exemptions provided by the rules of the NYSE American and the SEC, in the event that the Company is required to prepare an accounting restatement, it will recover incentive based-compensation received by any current or former executive officer that was based upon the attainment of a financial reporting measure that was erroneously awarded during the three-year period preceding the date that the restatement was required.
Board Independence
Under NYSE American corporate governance standards, a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE American Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of our Company. In addition, for a director to qualify as “independent,” the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all the director-nominees listed in this proxy statement meet the applicable independence standards except for Curtis Simard, our President and CEO. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.
Identifying and Evaluating Director Candidates Board Composition
Our Board oversees the business and affairs of our organization. Our Board provides active and independent oversight of management. To carry out Board responsibilities, we seek candidates with:
•
Strong business judgment

•
High personal integrity

•
Demonstrated achievement in public or private companies

•
Proven leadership and management ability

•
Understanding of our markets

•
Dedicated—able to devote the necessary time to oversight

•
Free of potential conflicts of interests

•
Collegial manner

As noted, the Governance Committee identifies nominees to serve as directors primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate’s background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understanding our company, our business and the industry in which we operate.
Our Board seeks directors whose complementary knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in financial services and other highly complex and regulated industries, strategic planning and business development, business operations, marketing and distribution, technology/cybersecurity, risk management and financial controls, human capital management, corporate

2024 PROXY STATEMENT

Governance Procedures and Related Matters
governance, public policy, and other areas important to our business strategy and oversight. In addition, the Governance Committee considers a candidate’s experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service, as well as the racial, ethnic, and gender diversity of the Board. Candidates are subject to a background check and must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate’s qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives.
The Governance Committee and our Board also assesses directors’ age and tenure, and Board continuity; as it strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with industry and institutional insights.
The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals defined in the section of this proxy statement entitled “Nominations by Shareholders and Other Shareholder Proposals.”
Director Tenure
Each elected director serves until the next succeeding annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our bylaws (“Bylaws”) provide that directors will not be nominated for election or re-election after their 72nd birthday except that the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board for the benefit of the shareholders. We believe the Company’s best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.
Bar Harbor Wealth Management Committee
Our Company, indirectly through BHBT, has an additional wholly-owned subsidiary—BHWM. BHWM has a separate committee. The committee membership is composed of: Daina Belair, Martha Dudman, Debra Miller, Brian Shaw and Curtis Simard. These directors oversee BHWM, which offers trust and wealth management services to clients. Ms. Belair serves as the Chair of the committee.
CEO and Senior Management Succession Planning
Our Board oversees CEO and senior executive management succession planning which is formally reviewed at least annually. Our CEO and our Human Resources Officer provide our Board with recommendations and evaluations of potential CEO successors and review their development progress. Our Board reviews potential internal senior executive management candidates with our President and CEO and our Human Resources Officer, including the qualifications, experience, and development priorities for these individuals. Directors engage with potential candidates at Board and committee meetings and in less formal settings to allow directors to personally assess their qualifications.
Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience. Our Board also establishes steps to address emergency succession planning in extraordinary circumstances. Our emergency succession planning is intended to enable us to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our safe and sound operation and minimizing potential disruption or loss of continuity to our organization’s business and operations.
Board Meetings, Committee Membership, and Attendance
In 2023, our Board held 10 regular meetings, one strategic planning meeting, for measurement against strategic objectives meetings, and one annual meeting. Directors are expected to attend our annual meetings of shareholders, our Board meetings and the committee meetings of committees of which they are members. Each of our directors attended at least 96.0% of the total number of meetings of our Board and each of the committees on which they served during 2023. In addition, all the Directors serving on our Board at the time of our 2023 Annual Meeting of shareholders attended the meeting.
Board Diversity
Although we do not maintain a formal diversity policy, our Board views diversity as a priority and seeks representation across a range of attributes, including gender, race, ethnicity, and professional experience. It regularly assesses our Board’s diversity when identifying and evaluating director candidates. In addition, our Board seeks to include members who are independent, possess financial literacy and expertise, and have an understanding of risk management principles, policies, and practices, and have experience in identifying, assessing, and managing risk exposures. Our 10 Director Nominees reflect the Board’s commitment to identifying, evaluating, and nominating candidates who possess personal qualities, qualifications, skills, and diversity of backgrounds, and provide a mix of tenures that, when taken together, best serve our Company, shareholders and all stakeholders.
Shareholder Engagement
Our Board and management regularly engage with our shareholders to solicit their views and input on Company performance, corporate governance, ESG and other topics of interest to shareholders, such as human capital management, and executive compensation matters. These meetings may include participation by our Chairman, President and CEO, Chief Financial Officer, or other senior management members, and they generally focus on our performance, strategy, and business development. The combination of information received in investor meetings and shareholder engagement meetings regularly provides the Board and management with insights into the comprehensive scope of topics important to our shareholders.
Additional Corporate Governance Information
More information about our corporate governance can be found on our website at www.barharbor.bank. Information contained on our website is not incorporated by reference into this proxy statement. Shareholders may also obtain copies of this proxy statement, free of charge, as well as our other corporate filings at our website.

2024 PROXY STATEMENT

Beneficial Ownership of Common Stock
Beneficial Ownership of Common Stock
The following table sets forth information regarding the beneficial ownership of our common stock as of March 8, 2024 by (1) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the number of shares outstanding on March 8, 2024; (2) each current director and Director Nominee for election to the Board; (3) each NEO; and (4) all directors and executive officers as a group. We had 15,185,021 shares of common stock, net of treasury shares, outstanding as of March 8, 2024. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.
The information provided is based on our records and information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of our company.
The number of shares beneficially owned by the person(s) set forth below is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 8, 2024. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Included in the amount of common stock beneficially owned are shares of common stock underlying options and other derivative securities that are currently exercisable or will become exercisable within 60 days of March 8, 2024. Ownership percentages reflect the ownership percentage assuming that such person, but no other person, exercises all options and other derivative securities to acquire shares of our common stock held by such person that are currently exercisable or exercisable within 60 days of March 8, 2024. The ownership percentage of all executive officers and directors, as a group, assumes that all 16 persons, but no other persons, exercise all options and other derivative securities to acquire shares of our common stock held by such persons that are currently exercisable or exercisable within 60 days of March 8, 2024.

NAME OF BENEFICIAL OWNERS	TITLE OF CLASS	AMOUNT OF BENEFICIAL OWNERSHIP	FOOTNOTES	PERCENT OF CLASS1
5% or more beneficial owners
FMR LLC	Common	1,362,523	2	8.99%
BlackRock, Inc.	Common	1,317,069	3	8.70%
Dimensional Fund Advisors LP	Common	807,635	4	5.30%
The Vanguard Group	Common	758,647	5	5.01%
DIRECTORS & DIRECTOR NOMINEES
Belair, Daina H.	Common	10,975	6	*
Caras, Matthew L.	Common	18,061		*
Colter, David M.	Common	9,659		*
Dudman, Martha T.	Common	20,513		*
Fernald, Lauri E.	Common	16,147		*
Jones, Heather D.	Common	—		*
Miller, Debra B.	Common	2,809		*
Shaw, Brian D.	Common	4,282		*
Simard, Curtis C.	Common	113,210		*
Smith, Kenneth E.	Common	23,946	7	*
Toothaker, Scott G.	Common	40,524	8	*
Woodside, David B.	Common	22,492	9	*
NAMED EXECUTIVE OFFICERS
Iannelli, Josephine	Common	38,800	10	*
Colombo, Marion	Common	22,576	10	*
Mercier, John M.	Common	22,596	10	*
Edgar, Jason P.	Common	17,503	10	*
All directors and executive officers as a group (16 persons)		384,093		2.53%
* Represents less than 1% of total

2024 PROXY STATEMENT

Beneficial Ownership of Common Stock
** Named Executive Officers includes Curtis Simard, who is listed above as he serves as CEO, President and Director.

1.
Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).

2.
FMR LLC holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G/A on February 9, 2024. The address of FMR LLC is 245 Summer Street, Boston, MA 02210

3.
BlackRock, Inc, holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G/A on January 25, 2024. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

4.
Dimensional Fund Advisors LP holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G filed on February 9, 2024. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

5.
The Vanguard Group holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G on February 13, 2024. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

6. Includes 1,670 shares owned by Ms. Belair’s spouse.
7. Includes 4,312 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.
8. Includes 4,500 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.

9.
Includes 4,563 shares over which voting and dispositive powers are shared jointly with Mr. Woodside’s spouse. This also includes 1,500 shares owned by Mr. Woodside’s spouse over which he does not have voting or dispositive powers.

10.
The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under our 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 8, 2024 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

NAME	DIRECT (a)	401(k) PLAN (b)	LONG TERM INCENTIVE EQUITY (c)
Simard, Curtis C.	97,043	1,667	14,500
Iannelli, Josephine	33,669	—	5,131
Colombo, Marion	19,262	—	3,314
Mercier, John M.	19,282	—	3,314
Edgar, Jason P.	14,296	—	3,207
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2023, its executive officers, directors and greater than ten percent beneficial shareholders timely complied with all applicable Section 16(a) filing requirements, except as follows: (i) eight transactions by Mr. Woodside, 12 transactions by Mr. Smith and four transactions by Mr. Simard, due to the filers inadvertently filing certain transactions on such reporting person’s Form 5 filed with the SEC on February 14, 2024 that should have been filed earlier in the year on Form 4. and (ii) one late report on Form 3 by Ms. Iannelli due to an inadvertent administrative error.

2024 PROXY STATEMENT

Proposal 1
Election of Directors
Proposal 1 Election of Directors
Directors and Nominees
The Board of Directors is comprised of one class of directors that is elected annually. Each director serves a term of one year until the next annual meeting of shareholders and shall serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal from office. All of BHB’s current directors were elected to a one-year term at the most recent annual meeting of shareholders held on May 18, 2023 , except Ms. Jones who is a new Director Nominee. Each director nominee has consented to being named in this proxy statement and to serving as a director if elected.
Listed are each Director Nominee’s name, age as of our Annual Meeting date, tenure of Board service, committee memberships, principal occupation, business experience, Board Committee positions, and positions with our subsidiaries consisting of BHBT and BHWM. We also discuss the qualifications, attributes, and skills that led our Board to nominate each director for election.
The terms of all current directors expire at the Annual Meeting.

NAME	AGE	YEAR FIRST ELECTED OR APPOINTED DIRECTOR	POSITION(S) WITH OUR COMPANY	POSITION(S) WITH OUR SUBSIDIARIES
Daina H. Belair	68	2015	Director	Director, BHBT since 2015 Director, BHWM since 2022
Matthew L. Caras	67	2014	Director	Director, BHBT since 2014
David M. Colter	56	2016	Director	Director, BHBT since 2016
Lauri E. Fernald	62	2005	Director	Director, BHBT since 2005
Heather D. Jones	53	Nominee	Nominee	None
Debra B. Miller	66	2022	Director	Director, BHBT since 2022 Director, BHWM since 2022
Brian D. Shaw	55	2023	Director	Director, BHBT since 2023 Director, BHWM since 2023
Curtis C. Simard	53	2013	Director, President and CEO	President and CEO of BHBT since 2013 Director, BHBT since 2013 Director, BHWM since 2022
Kenneth E. Smith	70	2004	Director	Director, BHBT since 2004
Scott G. Toothaker	61	2003	Director	Director, BHBT since 2003

2024 PROXY STATEMENT

Proposal 1
Election of Directors
NUMBER OF BOARD AND COMMITTEE MEETINGS HELD IN 2023
BOARD	EXECUTIVE	AUDIT	COMPENSATION & HUMAN RESOURCES	GOVERNANCE	BOARD RISK
10	1	4	5	4	12

Note:
In addition to the number of formal meetings reflected above, from time to time our Board and/or its committees also held educational and/or informational sessions related to emerging topics and best practices.

Our Board has determined that all but one of the Director Nominees are “independent directors” in accordance with applicable laws, regulations, and NYSE American listing requirements. The exception is director nominee Curtis C. Simard, who currently serves as our President and CEO. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.
The Board selected our 10 director nominees based on their satisfaction of the core attributes described starting on page 13, and the belief that each can make substantial contributions to our Board and Company. Our Board believes our nominees’ depth of experience and their mix of attributes strengthen our Board’s independent leadership and effective oversight of management relating to our businesses, our industry’s operating environment, and our long-term strategy. Our 10 director nominees:
•
are seasoned leaders who have held diverse leadership positions in complex, highly regulated businesses (including banks and other financial services organizations)

•
have served as chief executives or other senior positions in the areas of finance, legal, public relations, marketing and customer service

•
bring deep and diverse experience in public and private companies, financial services, the public sector, nonprofit organizations, and other domestic and international businesses

•
are experienced in regulated, non-financial services industries and organizations, adding to our Board’s understanding of overseeing a business subject to governmental oversight, and enhancing the diversity of our Board with valuable insights and fresh perspectives that complement those of our directors with specific experience in banking or financial services

•
represent diverse backgrounds and viewpoints

•
strengthen our Board’s oversight capabilities by having varied lengths of tenure that provide historical and new perspectives about our company

Stock Ownership Guidelines
Our Bylaws require that each director own a minimum of 500 shares no later than one year following their initial election to the Board. In addition, our Board has implemented a policy requiring each director to own a minimum of five times his or her annual stipend. Ownership must be attained within five years of a director’s initial election and may include their 500 qualifying shares.
All current director nominees are in conformity with the Bylaws in connection with stock ownership.
Vote Required
Please see “Voting Requirements Summary Table” on page 3 of this proxy statement regarding the specifics of the vote required.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE 10 DIRECTOR NOMINEES.

2024 PROXY STATEMENT

Director Nominees
Director Nominees
Daina H. Belair
Age: 68 | Director Since: 2015 | Independent

Ms. Belair is a retired attorney and a member of the New York and District of Columbia Bar Associations. In 2008, she relocated to Maine where she owned and operated the Inn at Sunrise Point until mid-2021. During her more than 25 years as a practicing attorney, she specialized in banking and financial services. From 2002 to 2006, she served as General Counsel and Managing Director of U.S. Trust Corporation and its subsidiary banks, U.S. Trust Company of New York and U.S. Trust Company, N.A. Prior to that, she was employed by Citibank, N.A. for 15 years, as a Vice President and Managing Director, and held various senior division general counsel and compliance officer positions for Citibank’s international corporate and institutional business as well as general counsel for the Citibank Private Bank. Earlier in her career she practiced law in Washington, D.C. At this time, she primarily resides in South Carolina but maintains family and business ties to Maine and New England.

Professional and Leadership Highlights:
•
Significant banking, wealth management and regulatory experience

•
Served as a Director of various private not-for-profit organizations, including Home Counselors Inc. in Maine and Women in Housing and Finance in Washington DC

•
Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce and as President of the Lincolnville Business Group

•
Served on the Town of Lincolnville Budget Committee

Committee Memberships: • Audit Committee • Executive Committee • Governance Committee • Bar Harbor Wealth Management Committee (Chair)
Ms. Belair’s legal background in the financial services industry and hospitality experience provides valuable guidance to the Board.

2024 PROXY STATEMENT

Director Nominees
Matthew L. Caras, JD
Age: 67 | Director Since: 2014 | Independent

An attorney and member of the Maine Bar, Mr. Caras is a founder and principal of Leaders LLC, a mergers and acquisitions advisory services firm representing public, private, and family owned businesses in a broad range of industries throughout the United States and globally. Mr. Caras is also a mediator and neutral negotiation facilitator who has conducted over 150 mediation sessions and facilitated transactions as a neutral party. Mr. Caras resides in Arrowsic, Maine.

Professional and Leadership Highlights:
•
Serves on the Arrowsic, Maine Zoning Board of Appeals

•
Former partner, department chair, and member of the executive committee of Verrill, a full-service law firm with over 150 attorneys and offices in Portland, Maine; Boston, Massachusetts; and Westport, Connecticut

•
A.B., cum laude, Bowdoin College; J.D., with honors, University of Connecticut School of Law

Committee Memberships: • Executive Committee • Compensation And Human Resources Committee • Board Risk Committee • Governance Committee (Chair)

Mr. Caras’ legal expertise in commercial transactions, as well as his business knowledge of the many industries with which we conduct business is invaluable to the Board with our growing customer service area throughout Northern New England.

David M. Colter
Age: 56 | Director Since: 2016 | Independent

Mr. Colter currently serves as President and Chief Executive Officer of GAC Chemical Corporation (“GAC”) in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.

Professional and Leadership Highlights:
•
Board member, Maine State Chamber of Commerce

•
Executive Committee and Audit Committee member of the University of Maine Pulp and Paper Foundation

•
Board member, Maine International Trade Center

•
Holds Certified Public Accountant and Chartered Global Management Accountant designations

•
Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio

•
Former District Chairman, Waldo District, Boy Scouts of America

Committee Memberships: • Board Risk Committee • Compensation And Human Resources Committee • Executive Committee • Audit Committee (Chair)
Mr. Colter’s experience as the principal executive officer of a manufacturing company, as well as his educational and professional credentials, bring essential qualifications and skills to the Board.

2024 PROXY STATEMENT

Director Nominees
Lauri E. Fernald
Age: 62 | Director Since: 2005 | Independent

Ms. Fernald is the owner in Jordan Fernald Funeral Home headquartered in Mount Desert, Maine, and she is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.

Professional and Leadership Highlights:
•
Serves on the finance committee of Hospice Volunteers of Hancock County

•
Senior Warden and Altar Guild Member, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor

•
Member for the Maine Coast Memorial Hospital Foundation Council

•
Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, and the Treasurer and Sexant Brookside Cemetery Corp. of Mount Desert

Committee Memberships: • Governance Committee • Board Risk Committee • Executive Committee • Compensation and Human Resources Committee (Chair)
Ms. Fernald’s commercial and community service experience brings a depth of knowledge and perspective to the Board and the markets we serve.
Heather D. Jones
Age: 53 | Director Since: Nominee | Independent

Ms. Jones began her professional career in New York City in Human Resources, first at Lehman Brothers and then at Philips Electronics NAC. After moving to Maine in 1997, Ms. Jones worked at the Bar Harbor Chamber of Commerce and later in real estate on and around Mount Desert Island. As an owner of the firm, she led and oversaw all operations of the business for more than a decade, including developing a dedicated Property Management Division. Today, Ms. Jones is the Owner of Jones Business Services, LLC providing accounting and organizational support to area small businesses. Ms. Jones resides in Mount Desert, Maine.

Professional and Leadership Highlights:
•
Served as the Chair of the MDIRSS AOS 91 School Board

•
Served on the Stroud Fund which was established in 1990 to support community needs and projects

•
Served as Chair of the Mount Desert Nursery School Board

•
Served as Chair of the Mount Desert Planning Board

Committee Memberships: • New Director Nominee

Ms. Jones’ leadership and management roles have given her experience in evaluating business plans of varying types of organizations that uniquely provide direct perspective to the economies of many of the Company’s markets. Furthermore, her experience in developing human capital at all levels offers valuable insight to the Board.

2024 PROXY STATEMENT

Director Nominees
Debra B. Miller
Age: 66 | Director Since: 2022 | Independent

Ms. Miller served as the Vice President of External Relations at the NH Community Loan Fund from 2013 until her retirement in June of 2023. She oversees the organization’s philanthropy, marketing and communications as well as their public policy efforts. She previously also served as Senior Vice President and Director of Corporate Affairs in New England for Citizens Bank where she was responsible for overseeing public and community relations, media relations, internal communications, special events, charitable contributions, marketing sponsorships and government affairs for the New England region. In addition, she was responsible for the bank’s Community Reinvestment Act programs throughout its then 13-state footprint. Ms. Miller resides in Londonderry, New Hampshire.

Professional and Leadership Highlights:
•
Received a BS in Urban Affairs and Economics from Winston-Salem University

•
Previously served as the Chair of the Board of Trustees for Winston-Salem State University and the past chair of Whittier Street Health Center in Roxbury, MA

•
Previously appointed by New Hampshire Governor Jeanne Shaheen to serve as a trustee for the University System of New Hampshire where she chaired the External Affairs Committee

•
Among other awards, recognized as one of New Hampshire’s Remarkable Women by New Hampshire Magazine, received the Susan B. Anthony Award from the Manchester YWCA, and received the Leading Women Award from the Girl Scouts Patriots’ Trail Council

Committee Memberships: • Audit Committee • Board Risk Committee • Bar Harbor Wealth Management Committee
Ms. Miller’s significant experience in banking and compliance combined with her community service experience provides a valuable combination of proven skills and insights to the Board.
Brian D. Shaw
Age: 55 | Director Since: 2023 | Independent

Mr. Shaw owns a real estate contracting and development business, with activities ranging from projects for specified clients to developing a portfolio of his own accord. Both segments range from single-family residences to medium-scale hospitality properties to multi-family properties of varying sizes. His services include original engineering to final finish carpentry. Mr. Shaw resides in Bar Harbor, Maine.

Professional and Leadership Highlights:
•
Graduate of Eastern Maine Technical College with degrees in construction design and architecture

•
Experience in navigating various economic and real estate cycles

•
Past member of the Board of the Hattie A. and Fred C. Lynam Trust, which was established in 1942 for the support of charitable organizations and educational scholarships throughout Mount Desert Island

Committee Memberships: • Audit Committee • Board Risk Committee • Bar Harbor Wealth Management Committee
Mr. Shaw’s executive leadership and commercial service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

2024 PROXY STATEMENT

Director Nominees
Curtis C. Simard
Age: 53 | Director Since: 2013

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:
•
Serves as a member on the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors, Executive Committee and Public Policy Subcommittee at the Business and Industry Association of N.H

•
Past Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture

Committee Memberships: • Executive Committee • Bar Harbor Wealth Management Committee • Board Risk Committee

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout the Northeastern United States, particularly New England, and his leadership of our company provides him with considerable insight into our opportunities, challenges, and operations.

Kenneth E. Smith
Age: 70 | Director Since: 2004 | Independent

Mr. Smith is the former owner and innkeeper of Manor House Inn from 2003-2020 at which time he retired, and was the former owner of Wonder View Inn, both of which are lodging facilities located in Bar Harbor, Maine. Mr. Smith resides in Bar Harbor, Maine.

Professional and Leadership Highlights:
•
40 years plus of experience and expertise in the hospitality and customer service industry

•
Member of Anah Shrine

•
Member of Acadia National Park Advisory Committee

•
Vice Chair of the Bar Harbor Housing Authority

•
Former Chairman and long-time member of the Bar Harbor Town Council

•
Past President and current member of the Bar Harbor Rotary Club

Committee Memberships: • Executive Committee • Compensation And Human Resources Committee • Board Risk Committee (Chair)
Mr. Smith’s expertise in the hospitality industry is beneficial to the Board as it represents a critical segment of the local economy and our commercial loan portfolio.

2024 PROXY STATEMENT

Director Nominees
Scott G. Toothaker
Age: 61 | Director Since: 2003 | Independent

Mr. Toothaker serves as the Office Managing Partner of Marcum, LLP, New Hampshire, an international accounting and advisory firm with locations throughout the United States. Mr. Toothaker resides in Nashua, New Hampshire.

Professional and Leadership Highlights:
•
Holds an MBA from the University of Maine and a BS and MTax from Bentley College

•
Experience in navigating financial management and transition across many industries and through various economic cycles

Committee Memberships: • Audit Committee • Board Risk Committee
As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director.

2024 PROXY STATEMENT

Director Nominees
Board Skills and Demographics—Bar Harbor Bankshares
		BELAIR	CARAS	COLTER	FERNALD	JONES	MILLER	SHAW	SIMARD	SMITH	TOOTHAKER	TOTAL
SKILLS AND EXPERIENCE
	Executive Leadership	●	●	●	●			●	●		●	7
	Financial Services Industry	●		●			●		●	●		5
	Financial Reporting/ Audit/ Capital Planning	●	●	●	●	●	●	●	●	●	●	10
	Risk Management	●	●	●	●	●	●	●	●	●	●	10
	Financial Services Compliance/ Legal/ Regulatory	●		●		●	●		●			5
	Technology/ Information Security/ Cybersecurity			●					●		●	3
	Mergers & Acquisitions	●	●						●		●	4
	Human Capital Management	●	●	●	●	●	●	●	●	●	●	10
	Public Company Experience	●		●			●		●			4
BOARD INDEPENDENCE AND TENURE
Independent		●	●	●	●	●	●	●		●	●	9
Board Tenure (years)		8	9	7	18	N/A	2	1	10	19	20	—
BOARD DEMOGRAPHICS
Age		68	67	56	62	53	66	55	53	70	61	—
Gender		F	M	M	F	F	F	M	M	M	M	—
Race		C	C	C	C	C	A	C	C	C	C	—
F = Female
M = Male
C = Caucasian/ White
A = African American/ Black

2024 PROXY STATEMENT

Executive Officers
Executive Officers
Below is a list of our Executive Officers, including their ages and positions with us and our subsidiaries BHBT, and BHWM as of March 8, 2024.
NAME	AGE	SINCE	CURRENT POSITION	POSITIONS WITH SUBSIDIARIES
Curtis C. Simard	53	2013	Director, President and CEO
President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director of BHWM since 2022 when Bar Harbor Trust Services (“BHTS”), which was a Maine chartered non-depository trust company and a wholly-owned subsidiary of the Bank, merged with and into BHWM (formerly named Charter Trust Company (“CTC”))

Josephine Iannelli	51	2016	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer, and Treasurer of BHBT since 2016. Chief Financial Officer and Treasurer of BHWM since 2022 when BHTS merged with and into BHWM
Marion Colombo	58	2018	N/A	Executive Vice President, Director of Retail Delivery of BHBT since 2018
John M. Mercier	60	2018	N/A	Executive Vice President, Chief Lending Officer of BHBT since 2018. Formerly Executive Vice President, Senior Lender NH and VT of BHBT since 2017
Jason Edgar	47	2019	N/A	Hired in 2019 as President of both BHTS and CTC; President of BHWM since 2022 when BHTS merged with and into BHWM
Alison DiPaola	36	2022	N/A	Senior Vice President, Chief Human Resources Officer of BHBT since April, 2022
Joseph Schmitt	51	2022	N/A	Senior Vice President, Chief Marketing Officer of BHBT since September 2017, and Head of Communications since January, 2022
Joseph P. Scully	62	2021	N/A	Senior Vice President, Chief Information Officer and Director of Operations of BHBT since April, 2021
John M. Williams, II	33	2021	N/A	Senior Vice President, Chief Risk Officer of BHBT since April, 2021
Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

2024 PROXY STATEMENT

Executive Officers
CURTIS C. SIMARD

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Serves as a member of the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors, Executive Committee and Public Policy Subcommittee at the Business and Industry Association of N.H.

•
Past Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout New England, and his leadership of our company provide him with considerable insight into our opportunities, challenges and operations.

JOSEPHINE IANNELLI

Ms. Iannelli joined the Bank in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the bank, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Hinckley, Ohio.
Professional and Leadership Highlights:
•
Holds a BS in Accounting from Baldwin Wallace University

•
Serves as a member of the Board of Directors, Secretary and Chair of the Audit Committee for the Maine Seacoast Mission

•
Served as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff

•
Owned her own consulting company serving both national and international publicly traded clients

In these varying roles, Ms. Iannelli’s experience and expertise encompass senior financial leadership in accounting policy, financial planning and analytics, treasury, investor relations, SEC and regulatory reporting, investment management, tax, and mergers and acquisitions.

2024 PROXY STATEMENT

Executive Officers
MARION COLOMBO

Ms. Colombo joined our Company in February 2018 as Executive Vice President, Director of Retail Delivery. She is responsible for retail strategy and delivery working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated the ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.
Professional and Leadership Highlights:
•
Prior to joining the Bank, Ms.Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for 110 de novo branches across Greater Boston and Rhode Island

•
Past recipient of the Abigail Adams award from the Massachusetts Women’s Political Caucus, recognizing her as an Outstanding Woman Leader

•
Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo’s in-depth knowledge of retail banking and her strong leadership skills and experience provide significant expertise in this important segment of our business.

JOHN M. MERCIER

Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined our Company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 30 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and Primary Bank. Mr. Mercier resides in Manchester, New Hampshire.
Professional and Leadership Highlights:
•
Received a BS in Finance from Bentley College

•
Graduate of the New England School of Banking

•
Serves as a member of the Board of Trustees of the Elliot Health System

•
Serves as a member of the Manchester, NH Police Commission

•
Past Chairman and Trustee Emeritus of Southern New Hampshire Health System

•
Past Chairman of the Manchester-Boston Regional Airport Authority

•
Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In his role, Mr. Mercier’s experience provides for the effective planning, development and implementation of the Bank’s long-term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

2024 PROXY STATEMENT

Executive Officers
JASON EDGAR

Mr. Edgar joined our company in June 2019 as President of BHTS and CTC. BHTS and CTC merged into one entity as of May 1, 2022, BHWM. He is responsible for setting the strategic direction of Wealth Management and managing the day-to-day business of BHWM. Mr. Edgar has over 20 years of experience in the Wealth Management industry. Mr. Edgar resides in Atkinson, New Hampshire.
Professional and Leadership Highlights:
•
Prior to joining the Bank, Mr. Edgar served in multiple leadership roles at Berkshire Hills Bancorp. He served as the Chief Investment Officer and Director of Wealth Management from 2016 to 2019. In his position at Berkshire Bank, he was responsible for overseeing the strategic direction and daily management of the business line. Prior to that role Mr. Edgar was the New England Regional Leader for Berkshire Hills Bancorp. Prior to Berkshire Hills Bancorp, Mr. Edgar was a Senior Officer overseeing the investment process at Enterprise Bank.

•
He received a BA Degree in Political Science from the University of Connecticut.

Mr. Edgar’s strong wealth management experience, deep industry knowledge and significant leadership skills provide expertise in this important segment of our business.

ALISON DIPAOLA

Ms. DiPaola has served as our Senior Vice President, Chief Human Resources Officer since April 2022. After almost five years at another financial institution, she joined the Company in June of 2013 and has held roles of progressive responsibility. Ms. DiPaola is responsible for all Human Resources functions such as compensation, payroll, benefits, employee relations, learning and development, performance management, and talent acquisition. She resides in Newport, New Hampshire.
Professional and Leadership Highlights:
•
Received a BS in Business Administration from the University of New Hampshire and an MSHRM from Southern New Hampshire University

•
Maintains her Society for Human Resource Management, Senior Certified Professional credential (SHRM-SCP)

•
Graduate of the New England School of Financial Studies and Northern New England School of Banking

In her role, Ms. DiPaola’s Human Resources education, certifications, and experience throughout banking make her effective in managing our Human Resources function across all three states.

2024 PROXY STATEMENT

Executive Officers
JOSEPH SCHMITT

Mr. Schmitt has served as our Chief Marketing Officer since September 17, 2017 and took on the additional role of Head of Communications on January 10, 2022. Mr. Schmitt has over 25 years of industry experience in Marketing and Product Management. In his role, Mr. Schmitt oversees the strategy and execution for employee and customer communications, brand and advertising, customer growth and deposit balance growth programs, philanthropic giving, and sponsorships. Mr. Schmitt resides in Bar Harbor, Maine.
Professional and Leadership Highlights
•
Holds a BS in Finance and Marketing from Skidmore College

•
Earned an MBA from Suffolk University

•
Prior to joining the Bank, Mr. Schmitt held various marketing and product management roles over ten years at Santander Bank. He served as Senior Vice President and Director of Product Marketing for Santander from 2014 to 2017. Prior roles with Santander included: Director Consumer Strategy, Planning and MIS, and several senior product management roles in consumer and business banking. Before joining Santander, Mr. Schmitt was the Director of Marketing at Brookline Bank from 2004 through 2007. He also held senior roles at Rockland Trust, Eastern Bank and BankBoston.

Mr. Schmitt’s experience across many business lines in banks of varying size is valuable in his role of Marketing, Product Deployment and Communication.

JOSEPH SCULLY

Mr. Scully is the CIO and Director of Operations at the Bank and is responsible for guiding the bank’s Technology, Project & Vendor Management, Business Continuity, Real Estate Management, and Deposit/Loan Operations functions. Mr. Scully has nearly four decades of experience working in the Department of Defense and Financial Services verticals. He has supervised Information Technology & Security, Fraud, Project Management, Facilities, and Card Operations departments throughout his career and has served on multiple banking and security industry committees during the last 20 years. Since arriving at the Bank, Mr. Scully has spearheaded the modernization of our enterprise infrastructure and has played key roles in a majority of the Bank’s strategic initiatives including both merger and acquisition projects. Mr. Scully resides in Plymouth, Maine.
Professional and Leadership Highlights:
•
Past FS-ISAC Payments Risk Council Member

•
Past Trusteer Product Advisory Committee Member

Mr. Scully holds an Associate’s degree of Applied Science from Edison State Community College in Ohio. Mr. Scully is a proud US Army veteran, having served in the Military Intelligence branch of the US Army.

2024 PROXY STATEMENT

Executive Officers
JOHN WILLIAMS

Mr. Williams has served as our Senior Vice President, Chief Risk Officer since April 2021, and has served in varying and progressively higher roles of responsibilities within the risk management function at the Company since December 2014. Mr. Williams was deeply involved with the Bank’s M&A activity, including work relative to due diligence reviews and leading e-commerce integrations for each transaction. Prior to that, Mr. Williams served in various risk management capacities at another Maine-based financial institution. Mr. Williams resides in Clifton, Maine.
Professional and Leadership Highlights:
•
Received a BA in Economics from Yale University

•
Past and present Board member of several community and nonprofit initiatives, including the Town of Clifton Planning Board and TIF Committee and Northern Light Eastern Maine Medical Center Institutional Review Board

•
Significant involvement in the Company’s M&A activity

Mr. Williams’ leadership skills, education, and enterprise risk management experience to include fraud, information security and credit make him well-suited to lead the overall risk management culture throughout the organization.

2024 PROXY STATEMENT

Certain Relationships and Related-Party Transactions
Certain Relationships and Related-Party Transactions
Transactions with Management and Others
We administer related party transactions under compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank’s Board of Directors there were no related party transactions in 2023.
We have entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006 (the “Somesville Lease”). The Somesville Lease currently has a lease that runs through 2026. During each subsequent lease year, the base rent is increased using a formula tied to certain changes in the consumer price index. During 2023, the lease payments totaled $95,438, and remaining base payments until lease maturity totaled $209,330. In addition to base rent, the Bank is responsible to pay certain defined real estate taxes as “additional rent”, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Our Director, Lauri E. Fernald is a minority owner with a 16.5% ownership interest in A.C. Fernald Sons, Inc.
Except as set forth above and with regard to “Indebtedness of Management” described below, none of our Director Nominees or NEOs engaged during 2023 in any transaction with our Company or any of our subsidiaries, in which the amount involved exceeded $120,000.
Indebtedness of Management and Directors
BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively “insiders”), commercial and consumer loans in the ordinary course of its business.
All loans made to insiders by us and our subsidiaries are regulated by federal and state regulators under Regulation O.
Regulation O covers various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to directors and officers provided that such extensions of credit are:
(1)
made or provided in the ordinary course of the consumer credit business of such issuer

(2)
of a type that is generally made available to such issuer to the public

(3)
made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public

(4)
subject to appropriate review and oversight by our Audit Committee or a comparable body of the Board in accordance with NYSE American Rules for related party transactions

As of December 31, 2023, the outstanding loans by BHBT to Directors, Director Nominees and NEOs amounted to an aggregate of approximately $4,044,962 and we had $3,507,487 in unfunded loan commitments to these persons. All loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including, interest rates, repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which such loans are approved, are fully documented in BHBT’s written loan policy (“Loan Policy”). The Loan Policy is approved annually by the Board and administered by the management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles. We believe all extensions of credit to our insiders and executive officers satisfy the foregoing conditions. No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.
Director independence disclosures may be found under “Corporate Governance” beginning on page 7.

2024 PROXY STATEMENT

Compensation of Directors
Compensation of Directors
For 2023, the compensation of independent directors of our Company and our subsidiaries, BHBT and BHWM, consisted of quarterly cash retainer payments and an equity award. All directors receive one board retainer payment for their service as outlined below. Additional retainers are paid for the Board Chair and Committee Chairs as outlined below. The CEO does not receive compensation for service as a director.
The Compensation and Human Resources Committee oversees director compensation. We regularly review the compensation practices of the peer companies, which include the same peer companies used for our executive benchmarking study. The Board believes that providing a significant portion of director compensation in equity will reinforce the alignment with shareholder interests.
Retainer payments for Board Chair and Committee Chairs were increased in 2023 based on the results of our benchmarking study conducted in November 2022. There were no changes to the amount of the board retainer or equity grants. In November 2023, each independent director was awarded 1,496 restricted shares of our common stock under the 2019 Equity Plan (“2019 Equity Plan”), valued at $39,988 per director on the date of the grant. These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three (3) months after such director leaves the service of the Board.
Each of our directors attended at least 96% of the total number of meetings of our Board and each of the Committees on which they served during 2023. In addition, all the directors serving on our Board at the time of our 2023 Annual Meeting attended the meeting.

COMPENSATION	2022 AMOUNTS	2023 AMOUNTS
Board Retainer	$32,000	$32,000
Chair of the Board Retainer	22,500	32,000
Audit Committee Chair Retainer	10,000	12,000
All Other Committee Chair Retainer	7,500	10,000
Chair of BHWM Board Retainer	7,500	10,000
Annual Fully Vested Restricted Stock Grant	40,000	40,000

2024 PROXY STATEMENT

Compensation of Directors
2023 Director Compensation
The following table details the total compensation paid to directors from our company and our subsidiaries, BHBT, and BHWM, during 2023. Directors received no additional compensation or perquisites for their service other than that set forth in the table below.
NAME	FEES EARNED OR PAID IN CASH1	RESTRICTED STOCK AWARDS2	TOTAL
Daina H. Belair	$42,000	$39,988	$81,988
Matthew L. Caras	42,000	39,988	81,988
David M. Colter	44,000	39,988	83,988
Steven H. Dimick4	12,215	—	12,215
Martha T. Dudman	32,000	39,988	71,988
Lauri E. Fernald	37,000	39,988	76,988
Debra B. Miller	32,000	39,988	71,988
Brendan J. O’Halloran5	21,000	—	21,000
Brian Shaw	19,871	39,988	59,859
Kenneth E. Smith3	42,000	39,988	81,988
Scott C. Toothaker	32,000	39,988	71,988
David B. Woodside	64,000	39,988	103,988
Totals	$420,086	$399,880	$819,966
1. Fees earned include all retainers earned in 2023.

2.
Represents the aggregate grant date fair value computed in accordance with ASC 718 of 1,496 restricted shares earned in 2023 and granted on November 14, 2023 to each independent director as part of their compensation calculated at the closing price on the day of the grant.

3.
Mr. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in our name until the director withdraws them upon his resignation, retirement, or termination from Board membership. Mr. Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of our Company for the payment of these deferred fees at a future date.

4.
Mr. Dimick retired from our Board at the 2023 annual meeting of shareholders. He received a prorated cash retainer for his service. No equity award was granted to Mr. Dimick in 2023 as he was not a member of our board on the date equity awards were granted.

5.
Mr. O’Halloran passed away just prior to the 2023 annual meeting of shareholders. He received a prorated cash retainer for his service. No equity award was granted to Mr. O’Halloran in 2023 as he was not a member of our board on the date equity awards were granted.

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Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section provides an overview and analysis of our compensation program and policies, as they relate to our NEOs, listed below, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this section there are a series of tables containing specific information about the compensation earned or paid to the NEOs.
The discussion below is intended to aid in the understanding of the detailed information disclosed in those tables and provide context within the overall compensation program.
Named Executive Officers
For 2023, our NEOs were:
•
Curtis C. Simard, President and CEO

•
Josephine Iannelli, Executive Vice President, CFO and Treasurer

•
Marion Colombo, Executive Vice President and Director of Retail Delivery

•
John M. Mercier, Executive Vice President and Chief Lending Officer

•
Jason P. Edgar, President, BHWM

Summary of 2023 Compensation Decisions
The Compensation and Human Resources Committee made the following compensation decisions for 2023, which are further described below:
•
Approved 3% base salary increases for all NEOs

•
Paid annual cash incentives at 133% of target based on corporate and individual performance

•
Approved the vesting of 2020-2022 performance based restricted stock units at 66% of target based on the achievement of applicable performance goals

•
Granted annual equity awards pursuant to our Long-Term Incentive Plan

Our Compensation Program Philosophy and Objectives
The core objective of our compensation philosophy is “pay for performance”. Our performance considerations include both financial and non-financial measures—including how we achieve goals—for our Company, the line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our compensation program for our NEOs, including salary, incentives, and benefits, provides a balanced and market competitive compensation package.
The objectives of our program are to:
•
Provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at our peer companies

•
Directly link a significant portion of total compensation to our achievement of performance goals which allows us to vary pay to reflect performance

•
Closely align the NEOs’ interests with those of our shareholders by making stock-based incentives an important element of NEO compensation

Executive Compensation Governance
Our executive compensation practices and policies covering our NEOs are designed to promote sound compensation governance and align the NEOs’ interests with the best interests of our shareholders.
What We Do:
•
Design programs that place a substantial portion of compensation at-risk

•
Align compensation programs with our annual business objectives and long-term strategies

•
Use multiple performance measures and caps on potential incentive payments

•
Grant at least 50% of annual equity in performance-based awards (i.e., performance shares)

•
Vest equity awards over a multi-year period

•
Include clawback provisions in our annual and long-term incentive plans

•
Utilize robust stock ownership guidelines for both our NEOs and independent directors

•
Engage with and consider shareholder input in designing our NEO pay programs

•
Conduct an annual risk assessment of incentive programs

What We Don’t Do:
•
Allow hedging of our securities

•
Provide excessive perquisites or supplemental NEOs retirement plans

•
Provide for multi-year guaranteed salary increases or non-performance-based cash incentive awards for NEOs

•
Include “golden parachute” excise tax gross ups in severance arrangements

Compensation of the CEO
On an annual basis, the Compensation and Human Resources Committee reviews the CEO’s compensation, considering the CEO’s performance specific to our overall performance, the achievement of certain financial and non-financial goals, and the judgment of the entire Board as to the quality of the CEO’s leadership. In addition, the Compensation and Human Resources Committee compares the CEO’s compensation to CEOs of our

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Compensation Discussion and Analysis
Compensation Peer Group and industry compensation survey information for comparable positions. In making these comparisons, the Compensation and Human Resources Committee considers appropriate differences in the size, business model, and financial performance of the other banking institutions.
In accordance with the CEO Employment Agreement, the Compensation and Human Resources Committee reviews the CEO’s base salary at least annually and may recommend an increase in his base salary to the Board at the Compensation and Human Resources Committee’s sole discretion.
The CEO participates in the same compensation programs as the other NEOs, with details provided below.
As further discussed, below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all NEOs. During 2023, Mr. Simard, similar to other NEOs, earned an award at 133% of target.
During 2023, the Compensation and Human Resources Committee granted Mr. Simard equity awards subject to time-based vesting conditions and performance-based vesting conditions under the 2023-2025 Long Term Incentive Program (the “2023-2025 Plan”). He is required to hold the shares issued pursuant to time-vested and performance-vested awards as outlined in our stock ownership guidelines. Mr. Simard is a member of the Board and does not receive any director fees for service on the Board.
Shareholder “Say-on-Frequency” and “Say-on-Pay” Advisory Votes
The Company is required to give its shareholders a “Say-on-Frequency” vote no less than once every six years. The Company last conducted a “Say-on-Frequency” vote at its 2023 annual meeting of shareholders. At the 2023 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes every year, and the Board adopted this standard. Past shareholder “Say-on-Pay” votes have been in favor of our programs and practices.

The approval percentages of the “Say-on-Pay” voting results for the last four years were as follows:
2020	2021	2022	2023
93.8%	96.0%	96.3%	88.5%
The Compensation and Human Resources Committee viewed these results as evidence that shareholders continue to support the Company’s NEO compensation policies and practices. The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say-on-Pay” votes when reviewing and planning future NEO compensation arrangements.
The Role of Compensation Consultants
The Compensation and Human Resources Committee has utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our compensation program, including its equity program and incentive compensation arrangements.
The Compensation and Human Resources Committee, under the authority granted by its charter, engages consultants to provide independent advice and counsel. Meridian served as the Compensation and Human Resources Committee’s independent compensation advisor in 2023.
Meridian provided the following services:
•
current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs

•
guidance and market comparisons for the long-term incentive program under our approved equity plan

•
a comprehensive review of our compensation program for our directors; and

•
an annual review of peer group and benchmarking practices

The Compensation and Human Resources Committee has assessed the relationships among Meridian, our Company, the Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Compensation and Human Resources Committee reviewed the criteria set forth in Rule 10C-1(b)(4) (i)-(vi) under the Exchange Act and such other criteria as it deemed appropriate.
The Compensation and Human Resources Committee received a report from Meridian addressing its independence, including the following factors: (1) other services provided to the Company by Meridian; (2) fees paid by the Company as a percentage of Meridian’s total revenue; (3) policies or procedures maintained by Meridian that are designed to prevent a conflict of interest; (4) any business or personal relationships between Meridian’s senior advisors and a member of the Compensation and Human Resources Committee; (5) any common stock owned by Meridian’s senior advisors; and (6) any business or personal relationships between the BHB executive officers and Meridian’s senior advisors. The Compensation and Human Resources Committee discussed these considerations and concluded that the work performed by Meridian and Meridian’s senior advisors involved in the engagements did not raise any conflict of interest.
Role of the Compensation and Human Resources Committee
The Compensation and Human Resources Committee oversees regulatory compliance for our compensation and benefit plans and administers our NEO compensation programs. This Compensation and Human Resources Committee recommends programs to the independent board members for approval at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, severance arrangements, retirement programs, traditional benefits and limited perquisites. In addition, we have sought to align the long-term interests of our NEOs with those of

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Compensation Discussion and Analysis
our shareholders by providing share-based incentives in the form of equity awards. The composition of the components of a NEO’s compensation may vary from year-to-year based on individual performance, our business plan, market conditions or other factors.
The Compensation and Human Resources Committee believes our compensation policies and procedures are designed to provide a strong link between each NEO’s compensation and our short- and long-term performance. The objective of our compensation program is to provide compensation that is competitive, variable based on our performance, and aligned with the long-term interests of shareholders.
The Compensation and Human Resources Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area with the skills and experience necessary to achieve future strategic goals, as well as the challenge of recruiting top talent in a very competitive labor market. The Compensation and Human Resources Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges.
Role of Management
On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive officer compensation, including the NEOs. The Compensation and Human Resources Committee then reviews, discusses and considers this information and any recommendations. Mr. Simard and our Human Resources experts assist in the administration of all NEO compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by the Compensation and Human Resources Committee. Mr. Simard, as our CEO, attends portions of the Compensation and Human Resources Committee’s meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers, including NEOs who report to the CEO.
The Compensation and Human Resources Committee has the discretion to accept, reject or modify the CEO’s recommendations.
The CEO is not a member of the Compensation and Human Resources Committee and is not present for the executive sessions or for any discussion regarding the CEO’s own compensation.
Market Benchmarking and Performance Comparisons
In determining a Compensation Peer Group (as defined below), the Compensation and Human Resources Committee regularly reviews market competitive information provided by our compensation consultants. The Compensation and Human Resources Committee reviews information publicly disclosed by members of a peer group of publicly traded banks as well as published surveys. The Compensation and Human Resources Committee reviews comparative compensation and benefits information contained in the public filings of the members of this peer group, which has been established for compensation comparison purposes using objective selection criteria (the “Compensation Peer Group”). The composition of the Compensation Peer Group is reviewed annually by the Compensation and Human Resources Committee. The Compensation and Human Resources Committee used the following criteria to select the members of the 2023 Compensation Peer Group:
•
Financial institutions (e.g., regional banks)

•
Assets between $1.8 billion and $8.0 billion

•
Located in the Northeast region and New York, excluding New York City

The Compensation Peer Group is reviewed annually by the Compensation and Human Resources Committee. The peer group used to set 2023 compensation consists of 18 peer banks as shown below (and reflects no changes from our 2022 Compensation Peer Group):

INSTITUTION NAME	TICKER
Arrow Financial Corporation	AROW
Bankwell Financial Group, Inc.	BWFG
Cambridge Bancorp	CATC
Camden National Corporation	CAC
Chemung Financial Corporation	CHMG
Citizens & Northern Corporation	CZNC
CNB Financial Corporation	CCNE
Enterprise Bancorp, Inc.	EBTC
Evans Bancorp, Inc.	EVBN
Financial Institutions, Inc.	FISI
Greene County Bancorp, Inc.	GCBC
Norwood Financial Corp	NWFL
Peoples Financial Services Corp.	PFIS
The First Bancorp, Inc.	FNLC
Tompkins Financial Corporation	TMP
TrustCo Bank Corp NY	TRST
Washington Trust Bancorp, Inc.	WASH
Western New England Bancorp, Inc.	WNEB

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Compensation Discussion and Analysis
The Compensation Peer Group information is used as a guide in establishing the competitiveness and reasonableness of our NEO compensation program and practices. The Compensation and Human Resources Committee does not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group. Rather than rely on a specific formula-based model, the Compensation and Human Resources Committee retains discretion to assess this information in the context of the overall performance of each NEO to more accurately reflect individual contributions that cannot be absolutely quantified.
The Compensation and Human Resources Committee also believes that an emphasis on incentive compensation for our NEOs is aligned with our pay-for-performance compensation philosophy.
The Compensation and Human Resources Committee uses the principles and factors described above in assessing the proper allocation of compensation among the various components.

Compensation Plan Components
Our NEO compensation program is composed of the following primary components: (1) base salaries; (2) annual cash incentive compensation; (3) long term incentives in the form of equity grants; and (4) executive benefits, including retirement benefits under our 401(k) plan, severance arrangements and perquisites (e.g., membership dues and auto allowances).
FISCAL YEAR 2023 COMPENSATION COMPONENTS
DESCRIPTION	HOW PAID
Base Salary	Salary/wages are paid on a standard, Company-wide schedule of 26 pay periods throughout the year
Annual Cash Incentive	Awarded annually, subject to Board-approved formulas for Company-wide, and group-specific performance measures.
Equity Incentives
Comprised of restricted stock units subject to performance-based vesting and time-based restricted stock awards subject to time-based vesting each over a three-year period. All subject to holding requirements in accordance with our stock ownership guidelines.

Executive Benefits
Executive benefits include reimbursement of membership fees to fitness, country club, or similar organizations, an automobile allowance, 401(k) matching contributions under our 401(k) plan and the value of employer provided life insurance.

The Compensation and Human Resources Committee believes a significant portion of total compensation provided to our NEOs should be weighted towards variable, or “at risk” compensation including cash and equity incentives that tie directly to corporate performance, to remain in alignment with shareholders.
The charts below summarize the 2023 targeted pay mix for the NEOs. For purposes of this illustration, equity incentives have been calculated based on the aggregate grant date fair value of equity awards granted in 2023, computed in accordance with ASC 718, calculated based on the closing price per share of our common stock on the day of grant, assuming awards subject to performance-based vesting vest at target performance level; similarly, the annual cash incentive has been calculated based on the amount that would be earned if performance results are at target.
The amounts reflected in the “All Other NEOs” chart represent averages of the applicable amounts for all of the NEOs other than our CEO and CFO.

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Compensation Discussion and Analysis
Base Salary
Based on performance evaluations, and consideration of market salary data supplied by our compensation consultants, the
Compensation and Human Resources Committee approved the following base salaries for the NEOS for 2023 and 2024:

NAME	2023 BASE SALARY	2024 BASE SALARY
Curtis C. Simard	$716,000	$738,000
Josephine Iannelli	459,000	473,000
Marion Colombo	339,000	350,000
John M. Mercier	339,000	350,000
Jason Edgar	328,000	338,000
Annual Cash Incentive Program
During 2023, the NEOs participated in the Annual Cash Incentive Program, which was designed to provide rewards for the achievement of key performance goals that are critical to our growth and profitability and to promote teamwork among its participants.
The Annual Cash Incentive Program is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These plan features discourage excessive risk taking while rewarding strong performance. The Compensation and Human Resources Committee and the Board Risk Committee both review the plan design to ensure it does not encourage undue risk and the plan administration incorporate sounds risk management protocol.
The Compensation and Human Resources Committee and its compensation consultant regularly review the target incentive opportunity of each NEO under the Annual Cash Incentive Program to ensure alignment with market practices. For 2023, each NEO had a target incentive opportunity reflecting his/her role and competitive market practices.
Annual Cash Incentive Program Performance Measures.   The Annual Cash Incentive Program includes predefined performance goals. The performance goals for 2023 were Adjusted Net Income, asset quality measure (Non-Performing Loans as a Percentage of Total Loans), a well-managed Efficiency Ratio, and the successful completion of strategic initiatives.

The following table shows the 2023 target Annual Cash Incentive Program opportunity for each NEO as percentage of base salary and as a dollar amount:
NAME	BASE SALARY	TARGET (AS A PERCENTAGE OF BASE SALARY)	TARGET
Curtis C. Simard	$716,000	55.00%	$393,800
Josephine Iannelli	459,000	40.00	183,600
John M. Mercier	339,000	40.00	135,600
Marion Colombo	339,000	35.00	118,650
Jason Edgar	328,000	35.00	114,800
The following table shows the specific performance goals of the 2023 annual cash incentive plan:
2023 ANNUAL CASH INCENTIVE PROGRAM
INCENTIVE MEASURES	WEIGHTS	THRESHOLD	TARGET	STRETCH	ACTUAL	PERFORMANCE FACTOR
Adjusted Net Income ($thousands)1	40.00%	$40,318	$43,353	$47,688	$45,179	121%
Non-Performing Loans/Total Loans2	10.00	0.51%	0.38%	0.32%	0.18%	150
Efficiency Ratio3	10.00	59.78%	58.61%	57.44%	58.67%	98
Strategic Initiatives4	40.00	90.00%	100.00%	110.00%	110.00%	150
Total						133

1.
Adjusted net income is reflected in the non-GAAP table located in the Management Discussion and Analysis section of our Annual Report on Form 10-K filing for the year ending December 31, 2023 (the “10-K”). Additional adjustments may be made based on approval by the Compensation and Human Resources Committee. Adjusted net income includes but is not limited to gain or losses on sales of securities, extinguishment of debt, sales of premises and equipment, and other real estate owned. Non-recurring charges reflected in acquisition, conversion, and other expenses are also included.

2. Non-performing loans include all loans on non-accrual status as of December 31, 2023 as measured against total loans

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Compensation Discussion and Analysis

3.
Efficiency ratio is a non-GAAP measure computed by using adjusted non-interest expense net of franchise taxes and intangible amortization divided by adjusted revenue tax effected for tax advantaged assets using marginal tax rate. See Reconciliation of Non-GAAP measures for further details in the 10-K.

4.
Strategic initiatives include, but are not limited to, M&A activity, balance sheet strategies, restructuring initiatives, and long-term strategic development that positions for long-term performance consistency.

Based on the achievement of the performance measures above, all NEOs received 133% of their target incentive opportunity under the Annual Cash Incentive Program for 2023 as summarized in the table below:
NAMED EXECUTIVE OFFICER	ACTUAL	TARGET	% OF TARGET
Curtis C. Simard	$524,416	$393,800	133%
Josephine Iannelli	244,497	183,600	133%
Marion Colombo	158,004	118,650	133%
John M. Mercier	180,576	135,600	133%
Jason Edgar	152,877	114,800	133%
Details of the above are disclosed in Threshold, Target and Stretch categories in the “Grants of Plan-Based Awards” table found on page 44 of this proxy statement.
Long-Term Equity Incentives
Our Board utilizes a Long-Term Incentive Program (“LTI”) for senior management members, including the NEOs as part of their total compensation. LTI awards were granted to the NEOs for the 2023-2025 performance period (the “2023-2025 Plan”) under the 2019 Equity Plan, which was approved by our shareholders at the 2019 Annual Meeting of Shareholders.
The purpose of the LTI is to align NEOs’ interests with shareholder interests, increase NEO stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The LTI also positions our total compensation opportunities to be competitive with the market to attract and retain strong talent, which is needed to drive our success.
The Compensation and Human Resources Committee periodically evaluates the LTI to ensure the target opportunities are market competitive and the goals and metrics are appropriate.
LTI awards granted to the NEOs under the 2023-2025 Plan were comprised of restricted stock units subject to performance-based vesting and restricted stock subject to time based vesting.
•
For the CEO, 61.5% of his LTI award is restricted stock units subject to performance-based vesting and 38.5% restricted stock subject to time-based vesting.

•
For the other NEOs, their LTI awards are 50% restricted stock units subject to performance-based vesting and 50% restricted stock subject to time-based vesting.

Time-vested awards vest incrementally on an annual basis over three years (i.e., 1/3 per year).
Awards subject to performance based vesting cliff-vest after a 3-year performance period ends based upon the achievement of performance goals.

Target award opportunities were set by the Compensation and Human Resources Committee considering the competitive market, role, and internal equity. Under the 2023-2025 Plan, each NEO has a target award defined as a percentage of base salary as follows:
PARTICIPANTS	TOTAL LTI TARGET (% OF SALARY)
CEO & President	65%
EVP, CFO & Treasurer	40%
All other NEOs	35%
Under the 2023-2025 Plan, the Compensation and Human Resources Committee granted LTI awards to the NEOs at 120% of target level (based on the mix of restricted stock units and restricted sock described above). Awards were granted above target level to provide recognition of the NEOs’ holistic performance achievements in 2023. The Compensation and Human Resources Committee believes that these achievements will help improve the Company’s long-term performance and shareholder value creation.
In addition, compensating NEOs in equity-based compensation aligns NEOs with long-term shareholder interests.
See the table “Grants of Plan Based Awards” on page 44 to reference the actual shares that may be earned under the 2023-2025 Plan for each NEO.

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Compensation Discussion and Analysis
The following table shows the LTI awards granted to the NEOs in 2023:
2023 LONG-TERM INCENTIVE AWARDS
NAME	TIME VESTED	PERFORMANCE VESTING AT TARGET	TOTAL OPPORTUNITY
Curtis C. Simard	$214,786	$343,658	$558,445
Josephine Iannelli	110,151	110,151	220,302
Marion Colombo	71,177	71,177	142,353
John M. Mercier	71,177	71,777	142,353
Jason Edgar	68,879	68,879	137,757
Information pertaining to outstanding equity awards is disclosed in the “Outstanding Equity Awards at Fiscal Year-End 2023” table found on page 44 in this proxy statement.
PERFORMANCE-BASED AWARD METRICS
Relative Core Return on Assets (“Core ROA”) and relative Core Return on Equity (“Core ROE”) were selected as the primary performance measures for awards granted under the 2023-2025 Plan subject to performance-based vesting conditions since these measures reflect our growth strategy and our strategic plan. We will measure our performance against a Custom Industry Index for the 2023-2025 performance period.
The Custom Industry Index is objectively determined and includes exchange-traded banks and thrifts with assets between $1.9 billion and $10 billion and headquartered in the Northeast and Mid-Atlantic, excluding New York City. If any banks on the Custom Industry Index are de-registered or acquired as of the end of the performance period, they will be removed for the entire performance period and will not be replaced. The average of the 12 quarters within the performance period is calculated for Bar Harbor and the component companies of the Index. Then, the percent rank calculated to measure the relative performance achievement. The table below shows the performance metric.

METRICS	THRESHOLD	TARGET	STRETCH
3-year average Core ROA–relative to Custom Industry Index	25th percentile	50th percentile	75th percentile
3-year average Core ROE–relative to Custom Industry Index	25th percentile	50th percentile	75th percentile
Payout	50%	100%	150%
Each performance metric is weighted at 50% and measured independently. Performance results falling between Threshold, Target, and Stretch will be interpolated.
Vesting of 2020-2022 LTI Awards
On April 23, 2023, restricted stock units subject to performance-based vesting awarded under the LTI for the performance period of January 1, 2020—December 31, 2022 (the “2020-2022 Plan”) vested based on the award metrics selected at the time of the grant. The award metric previously selected under the 2020-2022 Plan for awards subject to performance-based vesting was 3-year average Core ROA relative to a “Comparator Index”. The “Comparator Index” selected was a peer group comprised of the banks listed on the SNL Bank Index for banks between $1.5B to $6B at the time of the grant. The 3-year average Core ROA relative to the “Comparator Index” resulted in a ranking of the 40th percentile and the restricted stock units awarded under the 2020-2022 Plan vested at 66% of target.
Benefits, Retirement and Post-Termination Compensation Elements
We provide a 401(k) plan for all employees meeting minimum age (18 years old) requirements, including the NEOs, which includes employer matching contributions of up to 5%. We match 100% on the first 3% deferred by employees and 50% on the next 2% deferred by employees.
We also maintain employment agreements with Mr. Simard and Ms. Iannelli which provide severance benefits in the event of a termination by the employer without cause and/or by the employee with good reason, as well as change in control with subsequent termination (or constructive termination) within 12 months after a change in control.
We also have change in control agreements with Ms. Colombo and Messrs. Mercier and Edgar. These agreements provide for, among other things, the payment of 24 months of their salary and subsidized medical COBRA reimbursements for a period of 12 months in the event of both a change in control and subsequent termination (or constructive termination) within one year after a change in control, unless such termination was for cause. These benefits are aligned with market practice and we provide the severance benefits to attract and retain senior executives.
Our equity award agreements and the related LTI documents address the treatment of equity awards upon a termination of employment or change in control. Under these provisions, awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. The award agreements and program documents also provide that if awards are not assumed, converted, or replaced, for full vesting of outstanding equity awards upon the occurrence of a change in control based on target performance with respect to awards subject to performance-based vesting. If awards are assumed, converted or replaced and separation from service occurred within one-year from change in control, awards subject to time-based vesting will become fully vested and awards subject to performance-based vesting will become fully vested based on

2024 PROXY STATEMENT

Compensation Discussion and Analysis
the higher of target or actual performance as of the Company’s fiscal quarter end preceding the change in control.
Other Compensation and Benefits
All executive officers can participate in group health, dental, disability and term life insurance, and paid time off benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries. In addition, we provide our NEOs with paid time off awards.
Clawback Provision
We have provisions in our incentive programs requiring each current and former executive officer to forfeit any erroneously awarded incentive-based compensation. This incentive-based compensation would have been received by any such officer during the three completed years preceding the date on which we are required to prepare an accounting restatement. None of our directors or executive officers were required to forfeit any erroneously awarded incentive-based compensation in 2023.
Our provisions further state that the altering, inflating and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to “clawback.”
All cash and equity awards made under the 2019 Equity Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.
See “Governance Procedures and Related Matters—Clawback Policy.”
Stock Ownership Guidelines
All directors and NEO’s are subject to our stock ownership guidelines which include both ownership requirements and retention requirements until the ownership requirements are met. Shares included when determining whether the stock ownership guidelines have been met include all common shares held outright and/or beneficially owned (as defined under Rule 16a-1 of the Securities and Exchange Act of 1934, as amended) and unvested restricted stock and restricted stock units. The CEO must own three times his or her annual base salary and other NEO’s must own one times their annual base salary. All equity granted (net of taxes withheld and/or transactions costs) must be held until the ownership requirement is met.
Before the stock ownership guidelines were implemented, the awards made prior to 2022 were subject to a post-vesting holding requirement of three years. The post-vesting holding requirement was eliminated for grants issued after the implementation of stock ownership guidelines.
Federal Income Tax Deductibility Limitations
Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the other “covered employees” as defined in the rule. While considering tax deductibility as only one of several considerations in determining compensation, the Compensation and Human Resources Committee believes the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.
Taxation of “Parachute” Payments and Deferred Compensation
The NEOs are not entitled to any “gross-up” or other reimbursement payments for any tax liabilities that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant equity interests in our Company, and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of our Company that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also imposes additional significant taxes on an executive officer, director or other service provider to the Company in the event that he or she receives “deferred compensation” that does not meet certain requirements of Section 409A of the Code.
Accounting for Stock-Based Compensation
We follow The Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and other forms of equity compensation, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below for equity awards to the NEOs as required by applicable SEC rules.

COMPENSATION COMMITTEE REPORT
The Compensation and Human Resources Committee has reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended this Compensation Discussion and Analysis be included in this proxy statement.
Lauri E. Fernald, Chair Matthew L. Caras	David M. Colter Kenneth E. Smith David B. Woodside

2024 PROXY STATEMENT

Compensation Discussion and Analysis
Summary Compensation Table
The following table discloses compensation for the years ended December 31, 2023, 2022 and 2021 received by the NEOs.
NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY RECEIVED1	STOCK AWARDS2	NON-EQUITY INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION3	TOTAL
Curtis C. Simard President & CEO	2023	$716,000	$558,445	$524,416	$40,279	$1,839,140
	2022	694,900	541,994	521,175	51,563	1,809,632
	2021	674,700	438,555	506,025	42,251	1,661,531
Josephine Iannelli EVP, CFO and Treasurer	2023	445,600	220,302	244,497	30,674	941,073
	2022	445,600	213,846	233,940	28,948	922,334
	2021	432,600	173,040	227,115	14,224	846,979
John M. Mercier EVP, Chief Lending Officer	2023	328,900	142,353	180,576	36,125	687,954
	2022	328,900	138,120	148,005	31,034	646,059
	2021	319,300	111,755	143,685	31,149	605,889
Marion Colombo EVP, Director of Retail Delivery	2023	328,900	142,353	158,004	31,763	661,020
	2022	328,900	138,120	148,005	26,461	641,486
	2021	319,300	111,755	143,685	25,334	600,074
Jason Edgar President, Wealth	2023	318,300	137,757	152,877	25,581	634,515
	2022	318,300	133,675	143,235	22,451	617,661
	2021	309,000	108,150	139,050	24,440	580,640

1.
Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis.

2.
The amounts reported in this column represent performance awards granted to the NEOs under the Long-Term Incentive Plans. See Note 14 Stock Based Compensation Plans to our financial statements included in our Annual Report Form 10-K filed for the year ending December 31, 2023 for the assumptions made, if any, when calculating the amounts in this column. In accordance with SEC rules, the aggregate grant date fair value of the awards reported in this column are computed in accordance with FASB ASC Topic 718 and take into account the probable outcome of the applicable performance conditions at target level. The amounts shown in the table do not necessarily represent the actual value that may be realized by the NEO. The values of the performance awards at the 2023 grant date awarded for the 2023-2025 performance period, assuming that the highest levels of performance conditions are achieved, are: Mr. Simard, $730,274; Ms. Iannelli, $275,377; Ms. Colombo, $177,942; Mr. Mercier, $177,942; and Mr. Edgar, $172,197

3.
“All Other Compensation” includes matching contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit, paid for by the Company. Please see the table following these footnotes for further detail.

The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled “All Other Compensation” contained in the Summary Compensation Table for 2023.
NAME	EMPLOYER 401(K) CONTRIBUTION MATCH	MEMBERSHIP DUES	TAXABLE TRAVEL	IMPUTED LIFE INSURANCE	TOTAL
Curtis C. Simard	$13,200	$19,193	$1,349	$6,537	$40,279
Josephine Iannelli	13,200	9,862	2,345	5,267	30,674
Marion Colombo	13,200	10,357	1,230	6,976	31,763
John M. Mercier	13,200	12,909	440	9,575	36,125
Jason P. Edgar	13,200	—	6,833	5,548	25,581
1. Membership dues include payment of membership or participation fees to fitness, country club, or similar organizations.
We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees, which are generally available to all employees.

2024 PROXY STATEMENT

Compensation Discussion and Analysis
Grants of Plan-Based Awards
The following table sets forth information regarding grants of plan-based awards to the NEOs during the last fiscal year.
			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS1			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS2			ALL OTHER STOCK AWARDS NUMBER OF STOCK UNITS3(#) (j)	GRANT DATE FAIR VALUE OF STOCK AWARDS4 (#) (k)
NAME (a)	GRANT TYPE (b)	GRANT DATE (c)	THRESHOLD ($) (d)	TARGET ($) (e)	STRETCH ($) (f)	THRESHOLD (#) (g)	TARGET (#) (h)	STRETCH (#) (i)
Curtis C. Simard	Short-term		$196,900	$393,800	$590,700
	Time-vested	2/14/2023							7,010	$214,786
	Performance	2/14/2023				5,608	11,216	16,824		343,658
Josephine Iannelli	Short-term		91,800	183,600	275,400
	Time-vested	2/14/2023							3,595	110,151
	Performance	2/14/2023				1,798	3,595	5,393		110,151
Marion Colombo	Short-term		59,325	118,650	177,975
	Time-vested	2/14/2023							2,323	71,177
	Performance	2/14/2023				1,162	2,323	3,485		71,177
John M. Mercier	Short-term		67,800	135,600	203,400
	Time-vested	2/14/2023							2,323	71,177
	Performance	2/14/2023				1,162	2,323	3,485		71,177
Jason Edgar	Short-term		57,400	114,800	172,200
	Time-vested	2/14/2023							2,248	68,879
	Performance	2/14/2023				1,124	2,248	3,372		68,879

1.
Amounts in columns (d), (e), and (f) represent the possible payouts ranges based on the relevant performance level for the calendar year ended December 31, 2023 under our Annual Cash Incentive Program. More information regarding the terms of the Annual Can Incentive Program can be found in the Compensation Discussion and Analysis.

2.
Amounts in columns (g), (h), and (i) represent the number of shares subject to performance-vested awards granted in 2023 under the 2019 Equity Plan. More information regarding the terms of the performance-vested awards can be found in the Compensation Discussion and Analysis.

3.
Represents the number of shares subject to time-vested awards granted to NEOs in 2023 under the 2019 Equity Plan. More information regarding the terms of the time-vested awards can be found in the Compensation Discussion and Analysis

4. Fair values of performance awards in column (k) are determined based on target performance level.
Outstanding Equity Awards at Fiscal Year-End-2023
	STOCK AWARDS
NAME (a)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (b)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (c)	EQUITY INCENTIVE PLAN AWARDS; NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (d)	EQUITY INCENTIVE PLAN AWARDS; MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (e)
Curtis C. Simard	7,1153	$208,887	22,9167	$672,814
Josephine Iannelli	3,6484	107,095	7,3488	215,737
Marion Colombo	2,3575	69,192	4,7479	139,372
John M. Mercier	2,3575	69,192	4,7479	139,372
Jason Edgar	2,2816	66,960	4,59410	134,880

1.
Amounts in column (b) represent shares subject to time-vested awards payable in 2024, 2025 and 2026. The amount in column (c) represents the total value of those shares calculated based on $29.36 per share, the closing price of our common stock on December 31, 2023.

2.
Amounts in column (d) represent shares subject to performance-vested awards payable in 2024, 2025, and 2026 if paid at target level. The amounts in column (e) represent the total value of those shares on December 31, 2023 at the closing price of $29.36 per share. Our standard (3) year vesting schedule is applied. More information regarding the terms of the performance shares can be found in the Compensation and Discussion Analysis.

3. 2,337 shares will vest on April 23, 2026, and 4,778 shares will vest on April 23, 2025
4. 1,198 shares will vest on April 23, 2026, and 2,450 shares will vest on April 23, 2025.

2024 PROXY STATEMENT

Compensation Discussion and Analysis
5. 1,583 shares will vest on April 23, 2026, and 774 shares will vest on April 23, 2025.
6. 1,532 shares will vest on April 23, 2026, and 749 shares will vest on April 23, 2025.
7. 11,216 shares will vest on April 23, 2026, and 11,700 shares will vest on April 23, 2025.
8. 3,595 shares will vest on April 23, 2026, and 3,753 shares will vest on April 23, 2025.
9. 2,323 shares will vest on April 23, 2026, and 2,424 shares will vest on April 23, 2025.
10. 2,248 shares will vest on April 23, 2026, and 2,346 shares will vest on April 23, 2025.
Stock Vested in Fiscal Year-End 2023
	TIME-VESTED AWARDS1		PERFORMANCE VESTED AWARDS1
NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING1	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING1
Curtis C. Simard	7,140	$176,501	6,897	$170,494
Josephine Iannelli	3,662	90,525	2,211	54,656
Marion Colombo	2,365	58,463	1,428	35,300
John M. Mercier	2,365	58,463	1,428	35,300
Jason Edgar	2,288	56,559	1,382	34,163

1.
This represents the number and dollar value, respectively, of shares issued in 2023 to NEOs pursuant to awards granted under the 2020-2022, 2021-2023 and 2022-2024 LTI plans. Performance shares issued at 66% of target under the 2020-2022 LTI plan. “Value Realized on Vesting” is determined by multiplying the number of shares received upon the vesting of the equity by the closing sales price of the Company’s common stock on the vesting date. Depending on the plan period, the shares subject to time-vested and performance-vested awards must be held for a period of three years after vesting, or in alignment with our stock ownership guidelines.

No NEOs held stock options as of December 31, 2023.
No NEOs have pension benefits or participated in any nonqualified deferred compensation plan or supplemental executive retirement plan as of December 31, 2023.
Potential Payments Upon Termination of Employment or Change in Control
Executive Employment Agreements.   We have entered into executive employment agreements with Mr. Simard and Ms. Iannelli. Mr. Simard and Ms. Iannelli are the only NEOs with employment agreements. The agreements provide severance benefits to the executive in connection with termination of employment either by us without “cause” or by the executive for “good reason” (as those terms are defined in the employment agreements). The amount of severance depends, in part, on whether the termination of employment occurs prior to a change in control (“non-CIC severance”), or in anticipation of, or within 12 months after, a change in control (“CIC severance”). In each case, severance payments are conditioned on the executive providing us with a release of claims. The following briefly summarizes the severance benefits payable to each executive under the agreements:
Non-CIC severance
•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to his base salary for the remainder of the term of his employment agreement (currently scheduled to remain in effect through December 31, 2026), payable in a lump sum; (ii) pro-rata annual cash incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for the remainder of the employment term (currently, through December 31, 2026) or 18 months (if longer); and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three years of base salary,

payable in a lump sum; and (ii) a payment equal to 36 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).
CIC severance
•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to three times the sum of Mr. Simard’s base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for 36 months; and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three times the sum of Ms. Iannelli’s base salary and target annual bonus, payable in a lump sum; and (ii) a payment equal to 36 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

Executive Change in Control Severance Plan.   The NEOs, other than Mr. Simard and Ms. Iannelli, do not have employment agreements and do not participate in any arrangements entitling them to non-CIC severance. The NEOs, other than Mr. Simard and Ms. Iannelli, do, however, participate in our Executive Change in Control Severance Plan. The plan provides participating executives with severance benefits in the event that (i) a change in control occurs; and (ii) within 12 months after the change in control, the executive’s employment is terminated by

2024 PROXY STATEMENT

Compensation Discussion and Analysis
us without cause or by the executive for good reason (as those terms are defined in the plan). If a qualifying termination occurs, the executive is eligible for severance benefits equal to a specified number of months of base salary and a specified number of months of COBRA premiums for group health coverage.
Equity Awards.   Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. Except as set forth in the preceding paragraphs, for any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.
No Change in Control Excise Taxes.   None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback of any parachute payments to the extent a cutback would result in a greater after-tax payment to the executive.
The following table estimates the amount that would have been payable to each NEO under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in the case of performance-based awards.

Termination and Change in Control Benefits
TERMINATION EVENT	CURTIS C. SIMARD	JOSEPHINE IANNELLI	MARION COLOMBO	JOHN M. MERCIER	JASON EDGAR
Termination Without Cause or With Good Reason–Not in Connection with Change in Control
Cash severance	$2,148,000	$1,377,000	—	—	—
Pro rata bonus	590,700	275,400	—	—	—
Benefits	43,245	43,245	—	—	—
Equity vesting	1,368,082	548,538	—	—	—
Total	$4,150,027	$2,244,183	—	—	—
Termination Without Cause or With Good Reason–In Connection with Change in Control1
Cash severance	$3,920,100	$2,203,200	$678,000	$678,000	$656,000
Pro rata bonus	590,700	275,400	—	—	—
Benefits	43,245	43,245	14,415	13,843	14,415
Equity vesting	1,368,082	548,538	352,201	352,201	340,846
Total	$5,922,127	$3,070,383	$1,044,616	$1,044,044	$1,011,261
Death, Disability or Retirement2
Cash severance	$716,000	$459,000	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	31,182	31,182	—	—	—
Equity vesting	512,939	219,966	143,647	143,647	139,015
Total	$1,260,121	$710,148	$143,647	$143,647	$139,015
Any Other Termination of Employment
Cash severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	—	—	—	—	—

1.
The termination of employment is in connection with a change in control if (i) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and (ii) for the other NEOs, it occurs within 12 months after a change in control.

2024 PROXY STATEMENT

Compensation Discussion and Analysis
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.”
The following tables set forth information concerning the compensation of our NEOs for the fiscal years ending December 31, 2020, 2021, 2022, and 2023.
YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PRINCIPAL EXECUTIVE OFFICER (PEO) (b)1	COMPENSATION ACTUALLY PAID TO PEO (c)2	AVERAGE SUMMARY COMPENSATION TABLE TOTAL NON-PEO FOR OTHER NAMED EXECUTIVE OFFICERS (NON-PEO NEOs) (d)3	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs (e)4	VALUE OF INITIAL $100 FIXED INVESTMENT BASED ON:		NET INCOME (IN THOUSANDS) (h)7	COMPANY — SELECTED MEASURE — ADJUSTED RETURN ON ASSETS (i)8
					TOTAL SHAREHOLDER RETURN (TSR) (f)5	TSR OF PEER GROUP (g)6
2023	$1,839,140	$1,637,014	$731,141	$694,578	$136.30	$103.71	$45,178	1.15%
2022	1,809,632	1,889,352	745,898	750,137	142.65	108.65	43,557	1.17%
2021	1,661,531	1,970,250	618,349	720,925	124.33	108.25	39,299	1.10%
2020	1,577,467	1,495,406	704,049	674,936	93.93	82.00	33,244	0.93%

1.
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Simard (our CEO) for each corresponding year in the “Total” column of the Summary Compensation Table.

2.
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Simard, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Simard during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Simard’s total compensation for fiscal year 2023 to determine the compensation actually paid in 2023:

YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO	REPORTED VALUE OF EQUITY AWARDS(a)	EQUITY AWARD ADJUSTMENTS(b)	COMPENSATION ACTUALLY PAID TO PEO
2023	$1,839,140	$(558,445)	$356,319	$1,637,014
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table.

(b)
The equity award adjustments for fiscal year 2023 include the addition (or subtraction, as applicable) of the following: (i) the fiscal year-end fair value of any equity awards granted in 2023 that are outstanding and unvested as of the end of fiscal year 2023; (ii) the amount of change as of the end of fiscal year 2023 (from the end of the prior fiscal year) in the fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of fiscal year 2023; (iii) for awards that are granted and vest in fiscal year 2023, the fair value as of the vesting date; (iv) for awards granted in prior fiscal years that vest in fiscal year 2023, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during fiscal year 2023, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in fiscal year 2023 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for fiscal year 2023. The amounts added or subtracted to determine the adjusted amount are as follows:

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS GRANTED DURING THE YEAR	CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS AT YEAR END GRANTED IN PRIOR YEARS	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL EQUITY AWARD ADJUSTMENTS
2023	$535,115	$(83,267)	$(113,849)	$33,020	$40,975	$356,319

2024 PROXY STATEMENT

Compensation Discussion and Analysis

3.
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s (NEOs) as a group (excluding Mr. Simard, who has served as our CEO since 2013) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Simard), including for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023 and 2022 Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar; and (ii) for 2021 and for 2020, Josephine Iannelli, Richard B. Maltz, Marion Colombo, and John M. Mercier.

4.
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Simard), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Simard) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Simard) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs	AVERAGE REPORTED VALUE OF EQUITY AWARDS	AVERAGE EQUITY ADJUSTMENTS	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs
2023	$731,141	$(160,691)	$124,128	$694,578
The amounts deducted or added in calculating the total average equity award adjustments are as follows:
YEAR	AVERAGE YEAR END FAIR VALUE OF EQUITY AWARDS GRANTED DURING THE YEAR	AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS AT YEAR END GRANTED IN + PRIOR YEARS	AVERAGE FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS
2023	$153,979	$(11,188)	$(27,630)	$4,115	$11,790	$124,128

5.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Compensation Peer Group. Our Compensation Peer Group for the 2023 reporting year is disclosed under the heading “Market Benchmarking and Performance Comparisons” and found on page 37 of this proxy statement. Our Compensation Peer Group for the 2022, 2021 and 2020 reporting years are disclosed under the heading “Market Benchmarking and Performance Comparisons” in our definitive proxy statements on Schedule 14A dated March 31, 2023, April 1, 2022, and April 1, 2021, respectively.

7. The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8.
This is a non-GAAP measure that excludes gains or losses on sale of securities, gains or losses on sale of premises and equipment, gains or losses on other real estate owned, losses on extinguishments of debt, acquisition, conversion and other non-recurring expenses, net of tax.

2024 PROXY STATEMENT

Compensation Discussion and Analysis
Relationship between Pay and Performance
PEO and Non-PEO Compensation Actually Paid and TSR and Peer TSR

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
160.00
145.00
130.00
115.00
100.00
85.00
70.00
Total Shareholder Return
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

2024 PROXY STATEMENT

Compensation Discussion and Analysis
PEO and Non-PEO Compensation Actually Paid and Net Income

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
50,000
45,000
40,000
35,000
30,000
25,000
Net Income
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Net Income

2024 PROXY STATEMENT

Compensation Discussion and Analysis
PEO and Non-PEO Compensation Actually Paid and Adjusted Return on Assets

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Adjusted Return on Assets
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Adjusted Return on Assets

Key Performance Measurements
The Company considers the following the most important financial performance measures it used to link executive compensation actually paid to its NEOs, for the most recently completed fiscal year, to company performance:
•
Adjusted net income (non-GAAP)8

•
Adjusted return on assets (non-GAAP)8

•
Adjusted return on equity (non-GAAP)8

•
Non-performing loans to total loans ratio

•
Efficiency ratio8

2024 PROXY STATEMENT

CEO Pay Ratio
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our (“CEO”) as of the end of 2023, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$1,280,695
Median Employee Annual Total Compensation	$57,895
CEO to Median Employee Pay Ratio	22.12
Based on this information, we reasonably estimate that for 2023 our CEO’s annual total compensation was approximately 22 times that of the median of the annual total compensation of all our employees.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:
•
In accordance with Item 402(u), we are electing to identify a “median employee” every three years unless a significant change in employee population or employee compensation arrangements has occurred. In 2023 the prior year’s median employee terminated employment. Therefore, as allowed by the SEC, we identified an alternate median employee with comparable pay as the median employee.

•
We previously identified the “median employee” from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2022 compensation rate, overtime, incentives, commissions, matching contributions to participants in our 401(k) plan, and the taxable value of employer paid life insurance. We annualized the compensation of the employees who were hired in 2022 but did not work for us for the entire fiscal year.

•
Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure.

We identified our median employee using compensation measures identified in Section 953(b) consistently applied to all our employees included in the calculation.
Executive and Change in Control Agreements
In February 2018, we executed a new CEO Employment Agreement with Mr. Simard in order to retain Mr. Simard.
The term of the employment agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the employment agreement by providing Mr. Simard with 90 days’ written notice. The employment agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the employment agreement and for a period of one-year following Mr. Simard’s termination of employment, the geographic scope of which has been expanded to cover a 50-mile radius of any location where the employer maintains an office as of the date of the termination of employment.
Under the terms of the employment agreement, Mr. Simard is entitled to receive an annual base salary of $694,900, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the employment agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.
If Mr. Simard’s employment is terminated by the employer without “cause” or he resigns for “good reason” (each as defined in Mr. Simard’s employment agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, (1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Employment Agreement; (2) insurance continuation for the greater of the remaining unexpired term of the Employment Agreement or the duration of COBRA coverage; (3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.
In addition, if Mr. Simard’s employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in Mr. Simard’s employment agreement), then, in addition to accrued benefits, he is entitled to receive (i) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; (ii) insurance continuation for three years; (iii) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (iv) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an “excess parachute payment” under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

2024 PROXY STATEMENT

CEO Pay Ratio
Other Employment Agreements, Change in Control, Confidentiality and Non-Competition Agreements.
We renewed an employment agreement with Ms. Iannelli on March 8, 2024, which includes change in control, confidentiality and non-competition provisions. This agreement provides Ms. Iannelli severance of salary for 36 months and benefits for a period of 36 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Ms. Iannelli’s equity grants will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.
We have also entered into an Executive Change in Control Severance Plan with BHBT’s Executive Vice Presidents, Marion
Colombo, John M. Mercier and Jason P. Edgar along with eight other management employees. Their agreements provide for severance of salary for a period of 12 to 24 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.
All these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of our Company.

2024 PROXY STATEMENT

Proposal 2
Non-Binding Advisory Vote on the Compensation of our Named Executive Officers
Proposal 2 Non-Binding Advisory Vote on the Compensation of our Named Executive Officers
Our shareholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in this proxy statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our NEOs performance using a balanced and disciplined approach to determine base salaries and variable compensation awards. The approach for 2023 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short- and long-term strategic goals. The Compensation and Human Resources Committee considers various factors that collectively indicate successful management of our business, including: i) overall corporate performance; ii) individual performance, including financial and non-financial measures; iii) the manner in which results are achieved; iv) adherence to risk and compliance policies, as well as the quality of earnings; v) accountability in driving a strong risk management culture and other core values of our company; vi) our year-over-year performance relative to our established risk metrics; and vii) our performance relative to our peer competitor group.
The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described below in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2023 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes every year, and the Board adopted this standard.
The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say on Pay” votes when reviewing and planning future executive compensation arrangements. Past shareholder votes have been overwhelmingly in favor of our programs and practices, and the Compensation and Human Resources Committee viewed these results as evidence that shareholders continue to support the Company’s executive compensation policies and practices.
The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar. The compensation of our NEOs is disclosed in the “Compensation Discussion and Analysis” section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO’s compensation and our short- and long-term performance.
We are asking our shareholders to indicate their support of our NEO compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, on an advisory basis, that the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for this 2024 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section, the related executive compensation tables and narrative discussion, is hereby APPROVED.
This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
Please see “Voting Requirements Summary Table” on page 3 of this proxy statement regarding the specifics of the vote required.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS NON-BINDING, ADVISORY PROPOSAL REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2024 PROXY STATEMENT

Proposal 3
Ratification of Appointment of Independent Registered Public Accounting Firm
Proposal 3 Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm’s lead engagement partner. Annually the Audit Committee will evaluate the independent public accounting firm’s qualifications, assess the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
After assessing the performance and independence of RSM, our principal independent registered public accounting firm, the Audit Committee believes that retaining RSM is in the best interests of our Company and our shareholders. The Audit Committee has appointed RSM as our independent registered public accounting firm for our fiscal year ending December 31, 2024. RSM has served as our independent registered public accounting firm since 2015. Although it is not required to do so, our Board is asking shareholders to ratify RSM’s appointment. The Audit Committee considers RSM to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our shareholders do not ratify RSM’s appointment, the Audit Committee will consider changing our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Whether or not shareholders ratify RSM’s appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. RSM has advised the Audit Committee that it is an independent accounting firm with respect to our Company and our subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board. Representatives of RSM are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement, if they choose to do so. In addition, representatives of RSM are expected to be available to respond to appropriate shareholder questions at the Annual Meeting.
Vote Required
Please see “Voting Requirements Summary Table” on page 3 of this proxy statement regarding the specifics of the vote required.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

2024 PROXY STATEMENT

Principal Accounting Fees and Services
Principal Accounting Fees and Services
The reports of RSM on our consolidated financial statements as of December 31, 2023 and 2022 and for the three-year period ending on December 31, 2023, and on internal control over financial reporting as of December 31, 2023, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The following table summarizes RSM’s audit fees for the fiscal years ended December 31, 2023, and December 31, 2022.

SERVICE	2023	2022
Audit Fees1	$444,293	$402,630
Audit-Related Fees2	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$444,293	$402,630

1.
Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

2. Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
Pre-Approval Policies and Procedures
Audit Committee policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.
No services were rendered for financial information systems design and implementation or internal audit.
The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm’s need to be independent.
The Audit Committee pre-approved 100% of the services performed by RSM pursuant to the policies outlined above.

2024 PROXY STATEMENT

Other Matters
Other Matters
Nominations by Shareholders and Other Shareholder Proposals
Our Bylaws and Governance Committee Charter provide that we consider nominees for election to the Board recommended by our shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 16, 2025) nor earlier than the close of business on the 150th day (i.e., December 17, 2024) prior to the first anniversary of the preceding year’s annual meeting of shareholders (unless the date of the 2025 annual meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting of shareholders and not later than the close of business on the later of the 90th day prior to such annual meeting of shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made).
In addition to satisfying the requirements of the Bylaws, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Clerk at our principal executive offices that sets forth all the information required by Rule 14a-19 of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at our principal executive offices no later than March 17, 2025.
The shareholder’s notice shall include:
•
for each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to that person is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, including as required by our Bylaws; in each case pursuant to Regulation 14A under the Exchange Act, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, is to be included;

•
for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;

•
for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2025 annual meeting of shareholders must be received by us no later than December 2, 2024. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, President and CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the annual meeting of shareholders for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate based on the criteria noted in this proxy statement.
Communication with Board
Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:
Chairman of the Board Bar
Harbor Bankshares
82 Main Street
P.O. Box 400
Bar Harbor, ME 04609
Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver a single copy of our 2023 Annual Report to Shareholders and this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any shareholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2023 Annual Report to Shareholders and this proxy statement by (a) calling

2024 PROXY STATEMENT

Other Matters
1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at InvestorRelations@barharbor.bank. Shareholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Shareholders of record who share an address and are receiving multiple copies of our Annual Report to Shareholders and proxy statements may contact us as stated above to request delivery of a single copy of such documents. Shareholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.
Solicitation of Proxies
We will pay all expenses of preparing, printing and mailing, and making available over the internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of our Board. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $13,800 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and other employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, internet or other means of electronic transmission.
Other Business
As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.
By Order of the Board of Directors
Kirstie A. Carter, Corporate Clerk & Secretary

2024 PROXY STATEMENT

Appendix A
Audit Committee Report
Appendix A
Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the NYSE American LLC and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”), as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares’ website at www.barharbor.bank/about-us/shareholder-relations/governance
Management is responsible for Bar Harbor Bankshares’ system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares’ internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares’ management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RSM US LLP (“RSM”), the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2023 audited consolidated financial statements.
In connection with its review of Bar Harbor Bankshares’ consolidated financial statements for fiscal year 2023, the Audit Committee has:
•
Reviewed and discussed the audited consolidated financial statements with Bar Harbor Bankshares’ management;

•
Discussed with Bar Harbor Bankshares’ independent registered public accounting firm those matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

•
Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence; and

•
Approved the audit and non-audit services of the independent registered public accounting firm for 2023.

Management completed the documentation, testing and evaluation of Bar Harbor Bankshares’ system of internal control over financial reporting as of December 31, 2023 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, on the Form 10-K (the “Form 10-K”), with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RSM and also included in the Form 10-K. RSM’s report included in the Form 10-K related to its audit of Bar Harbor Bankshares’ consolidated financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and RSM and the Audit Committee’s review of the information provided by, and the representations of, management and RSM, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2023 be included in the Form 10-K. The Audit Committee selected RSM as Bar Harbor Bankshares’ independent auditor for the fiscal year ending December 31, 2024, and recommended the selection be submitted for ratification by the shareholders of Bar Harbor Bankshares.

Audit Committee of the Board:
David M. Colter, Chair Daina H. Belair Brian D. Shaw	Debra B. Miller Scott G. Toothaker

2024 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
Time and date:
10:00 a.m., Eastern Daylight Time, on Thursday, May 16, 2024

Record date:
Close of business on March 8, 2024

Attendance:
Shareholders as of the record date may participate in the Annual Meeting:

In Person:
Bar Harbor Club
111 West Street
Bar Harbor, Maine 04609

How to vote:
Over the internet at www.proxyvote.com, by telephone at 1-800-690-6903, or in person at the Annual Meeting, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 The deadline for transmitting Internet, telephone, and email voting is up until 11:59 p.m. Eastern Daylight Time on May 15, 2024 for shares held directly and by 11:59 p.m. Eastern Daylight Time on May 13, 2024 for shares held in a Plan. Please have your proxy card in hand when utilizing these other forms of voting.

Votes
Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock

Common stock
outstanding as
of record date:
15,185,021 shares

2024 PROXY STATEMENT

BAR HARBOR BANKSHARES
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V30244-P04964 KEEP THIS PORTION FOR YOUR RECORDS

BAR HARBOR BANKSHARES

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

	Yes	**No**
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV30244-P04964For Against Abstain! !! !! !! !! !! !! !! !! ! !! ! !! !Yes NoHOUSEHOLDING ELECTION - Please indicate if you consentto receive certain future investor communications in a singlepackage per household.! !3. To ratify the appointment of RSM US LLP as the independentregistered public accounting firm for the fiscal year endingDecember 31, 2024.1b. Matthew L. Caras1c. David M. Colter1d. Lauri E. Fernald1f. Debra B. Miller1e. Heather D. Jones1g. Brian D. Shaw1h. Curtis C. SimardNominees:1a. Daina H. Belair1i. Kenneth E. Smith1j. Scott G. Toothaker1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:2. To hold a non-binding advisory vote on the compensation of theCompany’s named executive officers.The Board of Directors recommends you vote “FOR” each directornominee in Proposal 1 and “FOR” Proposals 2 and 3.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give full titleas such. Joint owners should each sign personally. All holders must sign.If a corporation or partnership, please sign in full corporate or partnershipname by authorized officer.NOTE: If any other matters properly come before the meeting, your proxieswill vote on these matters in accordance with the recommendations ofthe Board of Directors.BAR HARBOR BANKSHARESFor WithholdBAR HARBOR BANKSHARESC/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717! !VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. EDT on May 15, 2024 for shares held directly and by 11:59 p.m. EDT on May 13, 2024 forshares held in the Plan. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by the Company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronically viae-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to voteusing the Internet and, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT onMay 15, 2024 for shares held directly and by 11:59 p.m. EDT on May 13, 2024 for shares held in thePlan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE BY EMAIL (for non-institutional investors only)Email bhb@allianceadvisors.com with your full name and shares owned.SCAN TOVIEW MATERIALS & VOTE

V30245-P04964Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and 2023 Annual Report to Shareholders are available at www.proxyvote.com.Bar Harbor BanksharesAnnual Meeting of ShareholdersMay 16, 2024, 10:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Matthew L. Caras, Kenneth E. Smith and Lauri E. Fernald, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares (the "Company") that the shareholder(s) of record as of March 8, 2024 is/are entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 AM, EDT on May 16, 2024, at 111 West Street Bar Harbor, ME 04609, and any adjournment or postponement thereof.If the shareholder(s) is/are a participant(s) in Bar Harbor Bankshares's 401(k) Plan (the "Plan") and has/have Common Stock of the Company allocated or his, her or their account, the signer(s) instruct(s) the trustee of such Plan to vote such shares of Common Stock, in person or by proxy, in accordance with the instructions on the reverse side at the Annual Meeting. The Plan trustee will vote the allocated shares in such plan as directed by each participant who provides voting instructions to it before 11:59 PM EDT on May 13, 2024.In addition to the voting methods set forth on the reverse side of this proxy card, non-institutional investors may also vote their shares by sending an email, which includes the shareholder's full name and the number of shares of Common Stock ownedby the shareholder as of the record date of March 8, 2024, to bhb@allianceadvisors.com. The deadline for transmitting email voting is up until 11:59 PM EDT on May 15, 2024 for shares held directly and by 11:59 PM EDT on May 13, 2024 for shares held in a Plan.The shareholder(s) hereby revoke(s) all proxies previously given by the shareholder(s) to vote in the Annual Meeting and any adjournments or postponements and acknowledges receipt of the Company's Proxy Statement for the Annual Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side